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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21296

BARON SELECT FUNDS

(Exact Name of Registrant as Specified in Charter)

767 Fifth Avenue, 49th Floor
New York, NY 10153
(Address of Principal Executive Offices) (Zip Code)

Patrick M. Patalino, General Counsel
c/o Baron Select Funds
767 Fifth Avenue, 49th Floor
New York, NY 10153
(Name and Address of Agent for Service)

(Registrant’s Telephone Number, including Area Code): 212-583-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

          Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

           A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 5th Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

          Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

          SEC 2569 (5-07)

Baron Partners Fund	Baron Funds®
Baron Focused Growth Fund
Baron International Growth Fund
Baron Real Estate Fund
Baron Emerging Markets Fund
Baron Energy and Resources Fund
Baron Global Advantage Fund

December 31, 2012	Annual Financial Report

Baron Partners Fund
Ticker Symbols:
Retail Shares: BPTRX
Institutional Shares: BPTIX
Performance	2
Top Ten Holdings	3
Sector Breakdown	3
Management’s Discussion of Fund Performance	3

Baron Focused Growth Fund
Ticker Symbols:
Retail Shares: BFGFX
Institutional Shares: BFGIX
Performance	4
Top Ten Holdings	5
Sector Breakdown	5
Management’s Discussion of Fund Performance	5

Baron International Growth Fund
Ticker Symbols:
Retail Shares: BIGFX
Institutional Shares: BINIX
Performance	6
Top Ten Holdings	7
Sector Breakdown	7
Management’s Discussion of Fund Performance	7

Baron Real Estate Fund
Retail Shares: BREFX
Institutional Shares: BREIX
Performance	8
Top Ten Holdings	9
Sector Breakdown	9
Management’s Discussion of Fund Performance	9

Baron Emerging Markets Fund
Retail Shares: BEXFX
Institutional Shares: BEXIX
Performance	10
Top Ten Holdings	11
Sector Breakdown	11
Management’s Discussion of Fund Performance	11

Baron Energy and Resources Fund
Ticker Symbols:
Retail Shares: BENFX
Institutional Shares: BENIX
Performance	12
Top Ten Holdings	13
Sector Breakdown	13
Management’s Discussion of Fund Performance	13

Baron Global Advantage Fund
Ticker Symbols:
Retail Shares: BGAFX
Institutional Shares: BGAIX
Performance	14
Top Ten Holdings	15
Sector Breakdown	15
Management’s Discussion of Fund Performance	15

Financial Statements

Statements of Net Assets	16
Statements of Assets and Liabilities	26
Statements of Operations	28
Statements of Changes in Net Assets	30
Statement of Cash Flows	32
Notes to Financial Statements	33

Financial Highlights	42

Report of Independent Registered Public Accounting Firm	49

Tax Information	50

Fund Expenses	51

Management of the Funds	52

DEAR BARON SELECT FUNDS SHAREHOLDER:
In this report you will find audited financial statements for Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund (the “Funds”) for the year ended December 31, 2012. The U.S. Securities and Exchange Commission (the ”SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.
We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.
Sincerely,

Ronald Baron	Linda S. Martinson	Peggy Wong
Chief Executive Officer and	Chairman, President and	Treasurer and
Chief Investment Officer	Chief Operating Officer	Chief Financial Officer
March 1, 2013	March 1, 2013	March 1, 2013

This Annual Financial Report is for the Baron Select Funds which currently has seven series: Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund. If you are interested in Baron Investment Funds Trust, which contains the Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Fifth Avenue Growth Fund series, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.
A description of the Funds’ proxy voting policies and procedures is available without charge on the Funds’ website at www.BaronFunds.com, or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. A copy of the Funds’ Forms N-Q may also be obtained upon request by contacting Baron Funds at 1-800-99BARON. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website.
Some of the comments are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan” and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.
The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Funds, unless accompanied or preceded by the Funds’ current prospectus.

Baron Partners Fund (Unaudited)	December 31, 2012

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON PARTNERS FUND (RETAIL SHARES) IN RELATION TO THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2012
					Since
					Inception
	One	Three	Five	Ten	(January 31,
	Year	Years	Years	Years	1992)
Baron Partners Fund — Retail Shares[1,2,3]	16.35%	12.99%	–0.28%	11.35%	11.92%
Baron Partners Fund — Institutional Shares[1,2,3,4]	16.70%	13.31%	–0.08%	11.46%	11.97%
Russell Midcap Growth Index[1]	15.81%	12.91%	3.23%	10.32%	8.50%
S&P 500 Index[1]	16.00%	10.87%	1.66%	7.10%	8.32%

[1]
The indexes are unmanaged. The Russell Midcap® Growth Index measures the performance of medium-sized U.S. companies that are classified as growth and the S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The indexes and the Baron Partners Fund are with dividends, which positively impact the performance results.

[2]
Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 20% performance fee after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was April 30, 2003. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

December 31, 2012 (Unaudited)	Baron Partners Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2012
Percent of Total
Investments
ITC Holdings Corp.	10.5%
Arch Capital Group Ltd.	10.3%
Hyatt Hotels Corp.	8.9%
Verisk Analytics, Inc.	7.8%
Fastenal Co.	7.8%
Dick’s Sporting Goods, Inc.	6.8%
FactSet Research Systems, Inc.	6.5%
Vail Resorts, Inc.	5.4%
The Charles Schwab Corp.	4.6%
Penn National Gaming, Inc.	4.5%
73.1%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2012† (as a percentage of total investments)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2012, Baron Partners Fund‡ gained 16.35%*, outperforming the Russell Midcap Growth Index, which gained 15.81%.

The Fund has performed well since it converted into an open-end mutual fund on April 30, 2003. In the period since the Fund’s conversion on April 30, 2003 through December 31, 2012, the Fund gained an annualized 11.83% versus an annualized 9.95% for the Russell Midcap Growth Index. The Fund also has significantly outperformed the Russell Midcap Growth Index since its inception on January 31, 1992, gaining an annualized 11.92% compared to an annualized 8.50% for the index.

Baron Partners Fund invests mainly in U.S. companies of any size with significant long-term growth potential. We believe that our investment process can identify investment opportunities that are attractively priced relative to their future prospects. Baron Partners Fund is non-diversified, so the Fund’s top 10 holdings are expected to comprise a significant percentage of the Fund, and the Fund uses leverage, both of which increase risk. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

In 2012, economic conditions remained uncertain and markets were volatile. Markets started the year on a positive note, and in the second quarter continuing uncertainty in Europe and Asia and seesawing consumer confidence brought stocks lower. Markets then rebounded in the third quarter, as we saw a drop in unemployment and an increase in consumer confidence and housing starts. During the fourth quarter, equities sold off sharply following President Obama’s re-election, then later recovered on optimism that a bipartisan deal could be reached to avert the fiscal cliff, encouraging economic data, and positive signs on financial stabilization in Europe. We continue to believe that stock market valuations are attractive, U.S. interest rates remain near historically low levels, and the fixed income markets offer limited inflation-adjusted returns.

The Fund’s investments in the Consumer Discretionary, Financials and Industrials sectors were the largest contributors to performance for the year. There were no sectors that detracted from performance.

Full-line sporting goods retailer Dick’s Sporting Goods, Inc. was the leading contributor to Fund performance for the year. Shares of Dick’s increased substantially as the company grew sales through strong new store productivity, positive same store sales, and improved e-commerce business. Margins have also expanded as a result of additional focus on premium suppliers and additional private label and private branded merchandise.

The biggest detractor from Fund performance for the year was Netflix, Inc., the global leader in online TV and movie content streaming. Netflix’s shares were down sharply for the period held, in part due to concerns that Netflix was reinvesting its U.S. profits into international expansion, which we believe offers limited visibility into U.S. profitability.

We expect to continue to establish long positions in securities that, in our opinion, have favorable price-to-value characteristics based on our assessment of their prospects for future growth and profitability.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

*	Please see Footnote 2 on page 2.

Baron Focused Growth Fund (Unaudited)	December 31, 2012

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FOCUSED GROWTH FUND (RETAIL SHARES) IN RELATION TO THE RUSSELL 2500 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2012
					Since
					Inception
	One	Three	Five	Ten	(May 31,
	Year	Years	Years	Years	1996)
Baron Focused Growth Fund — Retail Shares[1,2,3]	15.96%	12.69%	3.13%	14.11%	11.28%
Baron Focused Growth Fund — Institutional Shares[1,2,3,4]	16.17%	12.94%	3.29%	14.20%	11.33%
Russell 2500 Growth Index[1]	16.13%	13.78%	4.07%	10.55%	5.90%
S&P 500 Index[1]	16.00%	10.87%	1.66%	7.10%	6.59%

[1]
The indexes are unmanaged. The Russell 2500TM Growth Index measures the performance of small to medium-sized companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and the Baron Focused Growth Fund are with dividends, which positively impact the performance results.

[2]
Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 15% performance fee through 2003 after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, the returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was June 30, 2008. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

December 31, 2012 (Unaudited)	Baron Focused Growth Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2012
Percent of
Net Assets
Hyatt Hotels Corp.	6.5%
Genesee & Wyoming, Inc.	6.4%
Verisk Analytics, Inc.	5.5%
Colfax Corp.	5.3%
Airgas, Inc.	4.6%
ITC Holdings Corp.	4.5%
CarMax, Inc.	4.4%
Booz Allen Hamilton Holding Corp.	4.4%
Cymer, Inc.	4.3%
Choice Hotels International, Inc.	4.2%
50.1%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2012† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2012, Baron Focused Growth Fund‡ gained 15.96%* while the Russell 2500 Growth Index gained 16.13%.
Since its inception on May 31, 1996, through December 31, 2012, the Fund has significantly outperformed the Russell 2500 Growth Index, gaining an annualized 11.28% compared to an annualized 5.90% for the index.

The Fund invests in a non-diversified portfolio of companies that we believe are well capitalized, and have exceptional management, significant growth potential, and sustainable barriers to competition. We seek to invest in companies that we believe will double in size within five years. The Fund is non-diversified, which is a riskier investment strategy. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

In 2012, economic conditions remained uncertain and markets were volatile. Markets started the year on a positive note, and in the second quarter continuing uncertainty in Europe and Asia and seesawing consumer confidence brought stocks lower. Markets then rebounded in the third quarter, as we saw a drop in unemployment and an increase in consumer confidence and housing starts. During the fourth quarter, equities sold off sharply following President Obama’s re-election, then later recovered on optimism that a bipartisan deal could be reached to avert the fiscal cliff, encouraging economic data, and positive signs on financial stabilization in Europe. We continue to believe that stock market valuations are attractive, U.S. interest rates remain near historically low levels, and the fixed income markets offer limited inflation-adjusted returns.

The Fund’s investments in the Industrials, Health Care and Information Technology sectors were the strongest contributors to performance, while the Fund’s investments in the Energy sector detracted.

AMERIGROUP Corp., a leading Medicaid HMO, was the largest contributor to the Fund’s performance for the year. In July, WellPoint, Inc. bid $4.9 billion in cash, or $92 per share, for AMERIGROUP, a significant premium to the prior day’s close. We subsequently sold our position.

The biggest detractor from Fund performance in the year was Netflix, Inc., the global leader in online TV and movie content streaming. Netflix’s shares were down sharply for the period held, in part due to concerns that Netflix was reinvesting its U.S. profits into international expansion, which we believe offers limited visibility into U.S. profitability.

We expect to continue to establish positions in small and mid-sized businesses that, in our opinion, have favorable price-to-value characteristics based on our assessment of prospects for future growth and profitability.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

*	Please see Footnote 2 on page 4.

Baron International Growth Fund (Unaudited)	December 31, 2012

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON INTERNATIONAL GROWTH FUND† (RETAIL SHARES) IN RELATION TO THE MSCI ACWI EX USA IMI GROWTH INDEX AND THE MSCI ACWI EX USA INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2012
			Since
			Inception
	One	Three	(December 31,
	Year	Years	2008)
Baron International Growth Fund — Retail Shares[1,2]	17.80%	6.97%	15.36%
Baron International Growth Fund — Institutional Shares[1,2,3]	18.17%	7.27%	15.64%
MSCI ACWI ex USA IMI Growth Index[1]	16.69%	4.90%	12.93%
MSCI ACWI ex USA Index[1]	16.83%	3.87%	12.20%

†	If the Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings, there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]
The MSCI ACWI ex USA indexes cited are unmanaged, free float-adjusted market capitalization weighted indexes reflected in US dollars. The MSCI ACWI ex USA IMI Growth Index Net USD measures the equity market performance of large-, mid- and small-cap growth securities across developed and emerging markets, excluding the United States. The MSCI ACWI ex USA Index Net USD measures the equity market performance of large and mid-cap securities across developed and emerging markets, excluding the United States. The indexes and Baron International Growth Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

December 31, 2012 (Unaudited)	Baron International Growth Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2012
Percent of
Net Assets
Eurofins Scientific SE	3.5%
Ryanair Holdings plc	2.4%
Tower Bersama Infrastructure Tbk PT	2.2%
FANUC Corp.	2.1%
Financial Technologies Ltd.	2.1%
SodaStream International Ltd.	2.1%
Compagnie Financière Richemont SA	2.0%
Ingenico SA	2.0%
Intertek Group plc	2.0%
Softbank Corp.	1.8%
22.2%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2012† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2012, Baron International Growth Fund‡ gained 17.80%, outperforming the MSCI ACWI ex USA IMI Growth Index, which gained 16.69%.

Baron International Growth Fund is a diversified fund that invests for the long term primarily in securities of non-U.S. growth companies. The Fund expects to diversify among several developed countries and developing countries throughout the world, although the Fund’s total exposure to developing countries will not exceed 30%. The Fund may purchase securities of companies of any size, but expects to focus on small- and mid-sized growth companies with market capitalizations of $10 billion or less at the time of purchase. The Fund seeks to purchase companies with the potential to increase in value 100% within four to five years based on our evaluation of the company’s prospects for future growth, profitability and competitive advantages. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

We anticipated volatility in international equity markets this year due to shifting fiscal and monetary policies as well as political showdowns across Europe, China and the U.S. Much of what we expected played out during the year, with a first quarter rally, followed by negative returns in the second quarter, a positive third quarter, then a positive, albeit weaker fourth quarter. Liquidity provided by the European Central Bank eliminated some of the near-term concerns over a European sovereign default, but Europe’s weakened economies led to higher unemployment and lower demand. Europe is China’s largest export market, so the spillover effect of Europe’s issues on China caused it to pursue measures to support its own economy.

We observed investor rotation into more cyclical and financially leveraged stocks, as well as into companies with more exposure to Europe and China. While we increased exposure to Europe, Japan and China, our investment style favors steady growth, high quality, and less leveraged companies. Our exposure in Europe has largely been concentrated in export-oriented companies with sustainable competitive advantages. Such companies have benefited from a weaker euro and stable demand, and generally performed well over the year. We remain steadfast in our commitment to leading entrepreneurial companies with what we believe are visible long-term growth prospects and sustainable competitive advantages that generate more attractive returns on capital.

The Fund’s investments in the Consumer Discretionary, Health Care and Information Technology sectors were the strongest contributors to performance, while the Fund’s investments in the Energy and Utilities sectors modestly detracted.

Eurofins Scientific SE was the leading contributor to Fund performance for the year. Eurofins provides analytical testing services to clients in the food, pharmaceutical, and environmental industries. Eurofins generated positive free cash flow in its seasonally weak first quarter for the first time in 10 years and organic revenue growth continued to exceed management’s expectations. We believe the company’s shares responded to these strong fundamentals as well as to management’s goal to double revenue by 2017.

The largest detractor from Fund performance for the year was NII Holdings, Inc., a wireless network provider in Latin America operating under the Nextel brand. NII Holdings’ shares fell markedly during the year as the company was plagued by a delayed entry into 3G and data services in its core markets of Mexico and Brazil, weakness in these local currencies, and competitive price pressures. We became most concerned over market share losses due to delayed marketing support, and sold our investment.

We expect to continue investing alongside visionary entrepreneurs running quality businesses with attractive growth potential, capital-efficient business models, and exemplary corporate governance.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

Baron Real Estate Fund (Unaudited)	December 31, 2012

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON REAL ESTATE FUND (RETAIL SHARES) IN RELATION TO THE MSCI USA IMI EXTENDED REAL ESTATE INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2012
		Three Years
		and Since
		Inception
	One	(December 31,
	Year	2009)
Baron Real Estate Fund — Retail Shares[1,2]	42.60%	22.02%
Baron Real Estate Fund — Institutional Shares[1,2]	42.99%	22.30%
MSCI USA IMI Extended Real Estate Index[1]	27.00%	15.71%
S&P 500 Index[1]	16.00%	10.87%

[1]
The MSCI USA IMI Extended Real Estate Index is a custom index calculated by MSCI for, and as requested by, BAMCO, Inc. The index includes real estate and real estate-related GICS classification securities. MSCI makes no express or implied warranties or representation and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The indexes and the Baron Real Estate Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

December 31, 2012 (Unaudited)	Baron Real Estate Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2012
Percent of
Net Assets
Brookdale Senior Living, Inc.	6.0%
Capital Senior Living Corp.	5.2%
Hyatt Hotels Corp.	5.1%
CBRE Group, Inc.	4.0%
Emeritus Corp.	3.6%
Wynn Resorts Ltd.	3.2%
Starwood Hotels & Resorts Worldwide, Inc.	3.1%
Marriott Vacations Worldwide Corp.	3.0%
Las Vegas Sands Corp.	2.9%
Stanley Black & Decker, Inc.	2.9%
39.0%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2012† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2012, Baron Real Estate Fund‡ gained 42.60%, dramatically outperforming the MSCI USA IMI Extended Real Estate Index, which gained 27.00%. For the year, real estate outperformed the broader market as the Fund’s index beat the S&P 500 Index by 11.00%. Since its inception on December 31, 2009 through December 31, 2012, the Fund also significantly outperformed its index, generating an annualized return of 22.02% compared to an annualized return of 15.71% for the index.

Baron Real Estate Fund is a non-diversified fund that invests broadly in real estate and real estate-related companies of all sizes. The Fund seeks to invest in well managed companies that we believe have significant long-term growth opportunities. The Fund’s investment universe extends beyond real estate investment trusts (REITs) to include a more comprehensive group of real estate and real estate-related companies. These include hotels, senior housing operators, casino and gaming operators, tower operators, infrastructure-related companies and master limited partnerships (MLPs), data centers, building products companies, real estate service companies, and real estate operating companies. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

The turnaround in the homebuilding market was the most notable development in real estate and in the broader U.S. economy in 2012. We remain optimistic about the prospects for residential real estate-related companies. The economic drivers of demand are headed in the right direction. Near-term construction growth is low, leading to forecasts of low supply amid moderately increasing demand. We expect the benefits of unusually low interest rates and improving credit availability to also bolster residential real estate-related securities. With about 40% of the U.S. jobs lost during the Great Recession coming from construction, we think the nascent housing recovery will make an important contribution to lowering unemployment. Many of the same supply and demand drivers that are helping the U.S. residential market have been helping the commercial real estate market as well. Aside from the welcome cyclical recovery in real estate, there are other trends creating tremendous growth opportunities for real estate-related businesses, such as senior housing and cellular tower operators.

The Fund’s investments in the Health Care, Financials and Information Technology sectors were the largest contributors to performance. There were no sectors that detracted from performance.

The largest contributor to Fund performance for the year was Capital Senior Living Corp., the ninth largest senior housing operator in the U.S. Its shares increased significantly as it continued to acquire small senior housing operators. Its recent acquisitions have been accretive to earnings, and have generated significant cash flow growth. Additionally, we expect the company to benefit from continuing gains in occupancy and rental rates.

Carnival Corp., the largest cruise company in the world, detracted from annual performance. The Fund sold the stock after one of the company’s ships grounded in Italy because of the negative impact the disaster could have on bookings and the uncertainty over future liabilities. In addition, with almost half of the company’s ships sailing in Europe, we were concerned about the impact the European economy and debt crisis would have on business.

We expect to continue to establish positions in real estate and real estate-related growth companies that we believe have exceptional management, sustainable competitive advantages, and compelling valuations.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

Baron Emerging Markets Fund (Unaudited)	December 31, 2012

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON EMERGING MARKETS FUND (RETAIL SHARES) IN RELATION TO THE MSCI EM IMI GROWTH INDEX AND THE MSCI EM IMI INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2012
		Since
		Inception
	One	(December 31,
	Year	2010)
Baron Emerging Markets Fund — Retail Shares[1,2]	22.98%	0.91%
Baron Emerging Markets Fund — Institutional Shares[1,2]	23.22%	1.13%
MSCI EM IMI Growth Index[1]	20.72%	–1.75%
MSCI EM IMI Index[1]	18.68%	–2.25%

[1]
The MSCI EM (Emerging Markets) IMI indexes cited are unmanaged, free float-adjusted market capitalization weighted indexes reflected in US dollars. The MSCI EM (Emerging Markets) IMI Growth Index Net USD and the MSCI EM (Emerging Markets) IMI Index Net USD are designed to measure equity market performance of large-, mid- and small-cap securities in the emerging markets. The MSCI EM (Emerging Markets) IMI Growth Index Net USD screens for growth-style securities. The indexes and Baron Emerging Markets Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent without which performance would have been lower.

December 31, 2012 (Unaudited)	Baron Emerging Markets Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2012
Percent of
Net Assets
Tower Bersama Infrastructure Tbk PT	2.9%
Kroton Educacional SA	2.8%
Sarana Menara Nusantara Tbk PT	2.7%
Financial Technologies Ltd.	2.6%
Zee Entertainment Enterprises Ltd.	2.5%
DEN Networks Ltd.	2.4%
M. Dias Branco SA	2.1%
Qualicorp SA	2.1%
Anhanguera Educacional Participações SA	2.1%
KT Skylife Co. Ltd.	2.0%
24.2%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2012† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2012, Baron Emerging Markets Fund‡ gained 22.98%, outperforming the MSCI EM IMI Growth Index, which gained 20.72%.

Baron Emerging Markets Fund is a diversified fund that invests for the long term primarily in companies of any size that have their principal business activities or trading markets in developing countries. The Fund may invest up to 20% of its net assets in the U.S., other developed countries and Frontier Countries. The Fund seeks to invest in companies that have significant long-term growth prospects and to purchase them at prices we believe to be favorable. We look for companies that we believe can double in value within five years. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

We anticipated volatility in global equity markets this year due to shifting fiscal and monetary policies as well as political showdowns across Europe, China and the U.S. Much of what we expected played out during the year, with a first quarter rally, followed by negative returns in the second quarter, a strong third quarter, then a positive, albeit weaker fourth quarter. Liquidity provided by the European Central Bank eliminated some of the near-term concerns over a European sovereign default, but Europe’s weakened economies led to lower demand, hurting emerging market economies for which Europe is a key export market. Monetary easing, large-scale stimulus projects, and the now complete changing of the political guard in China have led to an economic recovery in China.

Throughout the year we observed investor rotation into more cyclical and financially leveraged stocks, as well as into companies most sensitive to a recovery in China. While we increased exposure to China beginning in the third quarter, our investment style favors steady growth, high quality, and less leveraged companies.

The Fund’s investments in the Consumer Discretionary, Consumer Staples and Financials sectors were the strongest contributors to performance, while the Fund’s one investment in the Utilities sector modestly detracted.

Tower Bersama Infrastructure Tbk PT was the leading contributor to Fund performance for the year. Tower Bersama is the second largest independent owner of wireless towers in Indonesia. Tower Bersama’s share price increased sharply in 2012 after delivering impressive results. Data traffic is growing at high rates in Indonesia, and operators are investing in network assets to accommodate it. Tower Bersama’s Indosat tower acquisition closed in August, and the company is generating more leasing revenue and cash flow from this transaction than initially projected.

NII Holdings, Inc., a wireless network provider in Latin America operating under the Nextel brand, was the largest detractor from Fund performance for the year. NII Holdings’ shares fell markedly during the year as the company was plagued by a delayed entry into 3G and data services in its core markets of Mexico and Brazil, weakness in these local currencies, and competitive price pressures. We became most concerned over market share losses due to delayed marketing support, and sold our investment.

We remain comfortable with our portfolio positioning, which largely reflects our focus on specific companies where we foresee a strong likelihood of significant value creation. Our investments in Indian pay television, Indonesian cellular towers, and Brazilian education have contributed meaningfully to our performance for the year, and are all good examples of our strategy: identifying a long-term investable theme with attractive risk/return potential, and then investing only in those companies that meet our disciplined approach based on extensive company specific research. As always, we remain focused on investing alongside visionary entrepreneurs, one company at a time, in great businesses with attractive growth potential, capital-efficient business models and exemplary corporate governance.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

Baron Energy and Resources Fund (Unaudited)	December 31, 2012

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON ENERGY AND RESOURCES FUND† (RETAIL SHARES) IN RELATION TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2012
One Year
and Since
Inception
(December 31,
2011)
Baron Energy and Resources Fund — Retail Shares[1,2]	–5.40%
Baron Energy and Resources Fund — Institutional Shares[1,2]	–5.20%
S&P North American Natural Resources Sector Index[1]	2.20%
S&P 500 Index[1]	16.00%

†	If the Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings, there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]
The indexes are unmanaged. The S&P 500 North American Natural Resources Sector Index measures the performance of U.S.-traded natural resources-related stocks. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The indexes and the Baron Energy and Resources Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

December 31, 2012 (Unaudited)	Baron Energy and Resources Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2012
Percent of
Net Assets
SM Energy Co.	3.9%
MPLX LP	3.6%
Forum Energy Technologies, Inc.	3.3%
Tesoro Logistics LP	3.3%
Halcon Resources Corp.	3.3%
C&J Energy Services, Inc.	3.2%
Oil States International, Inc.	3.2%
Halliburton Co.	3.2%
Susser Petroleum Partners LP	2.9%
National Oilwell Varco, Inc.	2.9%
32.8%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2012† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2012, Baron Energy and Resources Fund‡ declined 5.40% while the S&P North American Natural Resources Sector Index rose 2.20% and the S&P 500 Index rose 16.00%.

The Fund is a non-diversified fund that invests mainly in energy and resources companies of any market capitalization, including master limited partnerships (MLPs). The Fund invests primarily in U.S. securities and may invest up to 25% in non-U.S. securities. We select securities that we believe have favorable price-to-value characteristics, are well managed and appropriately financed, and have significant long-term growth prospects and competitive advantages. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

The year ended December 31, 2012 was challenging for Energy stocks. The S&P North American Natural Resources Sector Index underperformed the broader equity market, measured by the S&P 500 Index, significantly. Oil prices declined sharply and steadily in May and June, coinciding with signs of weakness in global economic activity, especially in Europe and China. Even though oil and gas prices recovered from their springtime lows, the declines took a toll on industry fundamentals for the remainder of the year, particularly Oil & Gas Exploration and Production (“E&P”) and services businesses. Domestic oil companies cut back on exploration and development spending, which led to downward earnings revisions as this decrease in activity put pressure on revenue and margins.

The Fund’s investments in the Oil & Gas Storage and Transportation, Oil & Gas Drilling and Trading Companies and Distributors sub-industries contributed the most to performance, while its investments in E&P and Oil & Gas Equipment & Services sub-industries, representing 56% of the Fund’s investments on average, were the largest detractors for the year.

Africa Oil Corp. was the leading contributor to Fund performance for the year. Africa Oil is a Canadian-based, East African focused, independent oil E&P company that, in partnership with Tullow Oil, recently discovered oil with its first well in Kenya. The stock has been one of the strongest performing E&P stocks in 2012 due to the success of this well, which appears to be a large basin-opening oil discovery. Africa Oil has an active drilling and testing program across its substantial acreage position over the next 12 to 14 months and recently secured the funding necessary to complete this program.

CARBO Ceramics, Inc., the world’s largest supplier of ceramic proppant for enhanced production from natural gas and oil wells, was the largest detractor from Fund performance for the year. CARBO’s share price suffered through the first three quarters of the year from a series of downward earnings estimate revisions related to declining demand as drilling shifted from gas to oil, oversupply of proppants from a flood of Chinese imports, and higher than usual logistics expenses. We think most of these issues are behind the company, and the stock price rebounded in the fourth quarter.

While the Fund’s performance will not be immune to the impact of significant changes in the price of oil and gas, the Fund is structured to take advantage of longer-term growth trends within the Energy sector. These trends include unconventional resource development, rising service intensity, and investment and development of midstream processing and transportation infrastructure. We believe that these are the most important drivers for future earnings growth across the sector.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

Baron Global Advantage Fund (Unaudited)	December 31, 2012

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON GLOBAL ADVANTAGE FUND (RETAIL SHARES) IN RELATION TO THE MSCI ACWI GROWTH INDEX AND THE MSCI ACWI INDEX

TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2012
Since
Inception
(April 30,
2012)*
Baron Global Advantage Fund — Retail Shares[1,2]	4.10%
Baron Global Advantage Fund — Institutional Shares[1,2]	4.20%
MSCI ACWI Growth Index[1]	3.52%
MSCI ACWI Index[1]	5.00%

*	Not annualized.

[1]
The MSCI ACWI indexes cited are unmanaged, free float-adjusted market capitalization weighted indexes reflected in US dollars. The MSCI ACWI Growth Index Net USD measures the equity market performance of large- and mid-cap growth securities across developed and emerging markets. The MSCI ACWI Index Net USD measures the equity market performance of large- and mid-cap securities across developed and emerging markets. The indexes and the Baron Global Advantage Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

December 31, 2012 (Unaudited)	Baron Global Advantage Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2012
Percent of
Net Assets
Google, Inc.	4.7%
Amazon.com, Inc.	4.3%
Greenlight Capital Re, Ltd.	4.1%
Apple, Inc.	3.4%
BASF SE	3.2%
Illumina, Inc.	3.1%
Rackspace Hosting, Inc.	3.1%
YUM! Brands, Inc.	3.0%
Equinix, Inc.	3.0%
Golar LNG Ltd.	2.8%
34.7%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2012† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Since the Fund’s inception on April 30, 2012 through December 31, 2012, Baron Global Advantage Fund‡ rose 4.10%, while the MSCI ACWI Growth Index increased 3.52%.

Baron Global Advantage Fund is a diversified fund that invests mainly in growth companies of any size located throughout the world. We have a long-term mindset, conduct bottom-up research, and believe insights and perspective are more important than short-term events or results. We invest in companies that we believe have favorable price-to-value and risk/reward characteristics, have strong free cash flow and returns on capital, are well managed, and have sustainable competitive advantages.

Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

We anticipated volatility in global equity markets due to shifting fiscal and monetary policies as well as political showdowns across Europe, China and the U.S. Liquidity provided by the European Central Bank eliminated some of the near-term concerns over a European sovereign default, but Europe’s weakened economies led to lower demand, hurting emerging market economies for which Europe is a key export market. Monetary easing, large-scale stimulus projects, and the now complete changing of the political guard in China have led to an economic recovery in China. Uncertainty in Europe and Asia and seesawing consumer confidence brought U.S. stocks lower in the second quarter. U.S. markets then rebounded in the third quarter, as we saw a drop in unemployment and an increase in consumer confidence and housing starts. During the fourth quarter, equities sold off sharply following President Obama’s re-election, then later recovered on optimism that a bipartisan deal could be reached to avert the fiscal cliff, encouraging economic data, and positive signs on financial stabilization in Europe.

The Fund’s investments in the Telecommunication Services, Industrials and Financials sectors were the largest contributors to performance, while its investments in the Consumer Discretionary sector detracted.

The largest contributor to Fund performance for the period was Rackspace Hosting, Inc. Rackspace is a leading hosting and cloud computing service provider. With many businesses outsourcing IT and shifting to cloud services, Rackspace has a vast market opportunity. During 2012, the company transformed its cloud infrastructure to “Open Stack,” which is an open source cloud orchestration project initiated by Rackspace and NASA. This project was a catalyst that led the stock higher. With the company’s focus on customer service and now its enhanced business model, we believe Rackspace can grow revenue and earnings and improve return on invested capital (ROIC) and cash flow margins.

The largest detractor from Fund performance for the period was New Oriental Education & Technology Group. New Oriental is the largest provider of private education services in China with the broadest product offering and largest geographic reach. It was a tough year for the company as it saw margin pressure and earnings growth rate deceleration as a result of continued investments in its business. We believe investments being made today for the future of the business are appropriate and well justified. In addition, an SEC investigation into its financial reporting practices related to the company’s variable interest entity (“VIE”) structure caused further uncertainty and weakness in the shares. On October 15, the company disclosed that the SEC had no objection to the consolidation of the VIE or to the company’s organizational structure, although the review is still ongoing.

The portfolio is constructed on a bottom-up basis, with the quality of ideas and conviction level being the most important determinants of the size of each individual investment. We continue to focus on identifying and investing in unique companies with sustainable competitive advantages and the ability to redeploy capital at high rates of return. We are optimistic about the long-term opportunities of the companies we are invested in and continue to search for new ideas and investments.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

Baron Partners Fund	December 31, 2012

STATEMENT OF NET ASSETS

DECEMBER 31, 2012

Shares		Cost	Value

Common Stocks (131.74%)

Consumer Discretionary (44.30%)
	Automotive Retail (5.63%)
1,200,000	CarMax, Inc.[1]	$33,790,694	$45,048,000
	Broadcasting (3.97%)
500,000	Discovery Communications, Inc., Cl A1	10,968,964	31,740,000
	Casinos & Gaming (6.07%)
988,500	Penn National Gaming, Inc.[1]	29,535,349	48,545,235
	Hotels, Resorts & Cruise Lines (12.05%)
2,500,000	Hyatt Hotels Corp., Cl A1	67,148,542	96,425,000
	Leisure Facilities (7.34%)
1,086,800	Vail Resorts, Inc.	34,521,172	58,785,012
	Specialty Stores (9.24%)
1,625,000	Dick’s Sporting Goods, Inc.	24,608,796	73,921,250

Total Consumer Discretionary		200,573,517	354,464,497

Energy (3.50%)
	Oil & Gas Drilling (3.50%)
500,000	Helmerich & Payne, Inc.	11,603,764	28,005,000

Financials (29.92%)
	Asset Management & Custody Banks (6.75%)
1,626,031	The Carlyle Group	35,748,591	42,325,587
256,681	Oaktree Capital Group, LLC	9,506,193	11,676,418

		45,254,784	54,002,005
	Investment Banking & Brokerage (6.28%)
3,500,000	The Charles Schwab Corp.	31,903,587	50,260,000
	Property & Casualty Insurance (13.89%)
2,525,000	Arch Capital Group Ltd.[1,2]	34,784,441	111,150,500
	Specialized Finance (3.00%)
775,000	MSCI, Inc.[1]	16,938,378	24,017,250

Total Financials		128,881,190	239,429,755

Industrials (25.45%)
	Air Freight & Logistics (3.36%)
425,000	C.H. Robinson Worldwide, Inc.	9,630,255	26,868,500
	Airlines (1.07%)
250,000	Ryanair Holdings plc, ADR[1,2]	7,691,403	8,570,000
	Research & Consulting Services (10.52%)
1,650,000	Verisk Analytics, Inc., Cl A1	45,287,175	84,150,000
	Trading Companies & Distributors (10.50%)
1,800,000	Fastenal Co.	31,516,561	84,042,000

Total Industrials		94,125,394	203,630,500

Information Technology (14.39%)
	Application Software (8.80%)
800,000	FactSet Research Systems, Inc.	44,212,020	70,448,000
	Internet Software & Services (5.59%)
500,000	CoStar Group, Inc.[1]	19,068,650	44,685,000

Total Information Technology		63,280,670	115,133,000

Shares		Cost	Value

Common Stocks (continued)

Utilities (14.18%)
	Electric Utilities (14.18%)
1,475,000	ITC Holdings Corp.	$46,426,984	$113,442,250

Total Common Stocks		544,891,519	1,054,105,002

Private Equity Investments (3.61%)

Consumer Discretionary (0.66%)
	Hotels, Resorts & Cruise Lines (0.66%)
3,900,000	Kerzner International Holdings, Ltd., Cl A1,2,3,4,6	39,000,000	5,265,000

Financials (2.95%)
	Asset Management & Custody Banks (2.95%)
7,579,130	Windy City Investments Holdings, L.L.C.[1,3,4,6]	41,134,888	23,646,886

Total Private Equity Investments		80,134,888	28,911,886

Principal
Amount

Short Term Investments (0.05%)

$ 432,312	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2012, 0.01% due 1/2/2013; Proceeds at maturity – $432,312; (Fully collateralized by $435,000 U.S. Treasury Note, 0.875% due 4/30/2017; Market value – $440,981)[5]	432,312	432,312

Total Investments (135.40%)		$625,458,719	1,083,449,200

Liabilities Less Cash and Other Assets (-35.40%)			(283,292,856)

Net Assets			$800,156,344

Retail Shares (Equivalent to $22.56 per share based on 28,967,364 shares outstanding)			$653,636,912

Institutional Shares (Equivalent to $22.78 per share based on 6,432,144 shares outstanding)			$146,519,432

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]
At December 31, 2012, the market value of restricted and fair valued securities amounted to $28,911,886 or 3.61% of net assets. None of these securities are deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

16	See Notes to Financial Statements.

December 31, 2012	Baron Focused Growth Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2012

Shares		Cost	Value

Common Stocks (92.73%)

Consumer Discretionary (21.94%)
	Automotive Retail (4.41%)
140,000	CarMax, Inc.[1]	$3,809,189	$5,255,600
	Casinos & Gaming (1.03%)
25,000	Penn National Gaming, Inc.[1]	1,197,810	1,227,750
	Hotels, Resorts & Cruise Lines (10.70%)
150,000	Choice Hotels International, Inc.	5,080,138	5,043,000
200,000	Hyatt Hotels Corp., Cl A1	6,167,034	7,714,000

		11,247,172	12,757,000
	Movies & Entertainment (1.99%)
169,311	Manchester United plc, Cl A1,2	2,334,931	2,378,820
	Specialty Stores (3.81%)
100,000	Dick’s Sporting Goods, Inc.	1,630,006	4,549,000

Total Consumer Discretionary		20,219,108	26,168,170

Consumer Staples (2.25%)
	Household Products (2.25%)
50,000	Church & Dwight Co., Inc.	1,274,171	2,678,500

Energy (1.88%)
	Oil & Gas Drilling (1.88%)
40,000	Helmerich & Payne, Inc.	1,493,100	2,240,400

Financials (16.59%)
	Asset Management & Custody Banks (5.13%)
137,384	The Carlyle Group	3,005,332	3,576,106
80,000	Eaton Vance Corp.	1,553,432	2,548,000

		4,558,764	6,124,106
	Property & Casualty Insurance (3.69%)
100,000	Arch Capital Group Ltd.[1,2]	1,800,055	4,402,000
	Residential REITs (3.87%)
100,000	American Campus Communities, Inc.	4,100,903	4,613,000
	Specialized Finance (3.90%)
150,000	MSCI, Inc.[1]	4,292,982	4,648,500

Total Financials		14,752,704	19,787,606

Health Care (4.73%)
	Health Care Distributors (2.30%)
34,000	Henry Schein, Inc.[1]	1,353,700	2,735,640
	Life Sciences Tools & Services (2.43%)
15,000	Mettler-Toledo International, Inc.[1]	702,213	2,899,500

Total Health Care		2,055,913	5,635,140

Industrials (22.70%)
	Air Freight & Logistics (1.59%)
30,000	C.H. Robinson Worldwide, Inc.	1,092,091	1,896,600
	Industrial Machinery (5.35%)
158,000	Colfax Corp.[1]	4,291,986	6,375,300
	Railroads (6.37%)
99,930	Genesee & Wyoming, Inc., Cl A1	3,378,911	7,602,674
	Research & Consulting Services (5.48%)
128,050	Verisk Analytics, Inc., Cl A1	3,651,694	6,530,550
Shares		Cost	Value

Common Stocks (continued)

Industrials (continued)
	Trading Companies & Distributors (3.91%)
100,000	Fastenal Co.	$2,169,716	$4,669,000

Total Industrials		14,584,398	27,074,124

Information Technology (12.27%)
	Application Software (3.63%)
25,000	ANSYS, Inc.[1]	548,887	1,683,500
30,000	FactSet Research Systems, Inc.	1,673,665	2,641,800

		2,222,552	4,325,300
	IT Consulting & Other Services (4.38%)
375,000	Booz Allen Hamilton Holding Corp.	5,232,151	5,220,000
	Semiconductor Equipment (4.26%)
56,250	Cymer, Inc.[1]	3,030,995	5,086,688

Total Information Technology		10,485,698	14,631,988

Materials (5.85%)
	Fertilizers & Agricultural Chemicals (1.26%)
214,021	Agrinos AS (Mexico)[1,2]	1,651,382	1,501,834
	Industrial Gases (4.59%)
60,000	Airgas, Inc.	3,972,694	5,477,400

Total Materials		5,624,076	6,979,234

Utilities (4.52%)
	Electric Utilities (4.52%)
70,000	ITC Holdings Corp.	4,501,772	5,383,700

Total Common Stocks		74,990,940	110,578,862

Principal
Amount

Short Term Investments (7.23%)

$8,626,838	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2012, 0.01% due 1/2/2013; Proceeds at maturity – $8,626,843; (Fully collateralized by $8,415,000 U.S. Treasury Note, 1.75% due 5/31/2016; Market value – $8,802,755)[3]	8,626,838	8,626,838

Total Investments (99.96%)		$83,617,778	119,205,700

Cash and Other Assets Less Liabilities (0.04%)			46,624

Net Assets			$119,252,324

Retail Shares (Equivalent to $11.26 per share based on 2,788,091 shares outstanding)			$31,385,377

Institutional Shares (Equivalent to $11.35 per share based on 7,740,233 shares outstanding)			$87,866,947

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	17

Baron International Growth Fund	December 31, 2012

STATEMENT OF NET ASSETS

DECEMBER 31, 2012

Shares		Cost	Value

Common Stocks (95.98%)

Australia (2.22%)
50,000	Domino’s Pizza Enterprises Ltd.[4]	$337,354	$548,072
120,000	Wotif.com Holdings Ltd.[4]	492,956	665,629

Total Australia		830,310	1,213,701

Austria (1.53%)
65,000	conwert Immobilien Invest SE	725,106	838,235

Brazil (7.59%)
50,340	Anhanguera Educacional Participações SA	676,918	849,941
28,500	Cia.Hering SA	185,771	584,476
42,000	Kroton Educacional SA1	664,515	948,718
75,000	Qualicorp SA1	638,088	776,923
50,000	TOTVS SA	232,220	986,325

Total Brazil		2,397,512	4,146,383

Canada (2.61%)
2,500	Constellation Software, Inc.	300,264	301,573
18,000	Crescent Point Energy Corp.	794,570	680,768
75,000	Kirkland Lake Gold, Inc.[1]	669,070	441,088

Total Canada		1,763,904	1,423,429

China (6.81%)
60,000	21Vianet Group, Inc., ADR[1]	672,797	576,600
35,000	AsiaInfo-Linkage, Inc.[1]	262,874	379,750
2,700,000	Kingdee International Software Group Co. Ltd.[1,4]	438,610	519,120
65,000	NQ Mobile, Inc., ADR[1]	446,338	392,600
425,000	Shandong Weigao Group Medical Polymer Co. Ltd.[4]	287,698	426,442
16,000	Sina Corporation[1]	812,297	803,520
19,000	Tencent Holdings Ltd.[4]	261,810	621,636

Total China		3,182,424	3,719,668

France (5.46%)
11,700	Eurofins Scientific SE4	716,402	1,903,195
19,000	Ingenico SA4	306,915	1,080,896

Total France		1,023,317	2,984,091

Germany (8.05%)
25,000	Deutsche Post AG4	479,593	550,637
31,000	Deutsche Wohnen AG4	457,782	575,516
80,000	PATRIZIA Immobilien AG1,4	508,667	687,492
45,000	Qiagen N.V.[1]	887,247	816,750
150,000	RIB Software AG	926,593	869,188
25,000	Symrise AG4	313,128	898,192

Total Germany		3,573,010	4,397,775

Hong Kong (1.39%)
275,000	Wynn Macau Ltd.[1,4]	361,284	757,262

Shares		Cost	Value

Common Stocks (continued)

India (6.20%)
210,000	DEN Networks Ltd.[1,4]	$496,296	$760,060
55,000	Financial Technologies Ltd.	1,128,371	1,134,181
149,067	Hathway Cable and Datacom Ltd.[1,4]	435,706	785,080
150,000	Mytrah Energy Ltd.[1]	274,801	199,807
125,000	Zee Entertainment Enterprises Ltd.[4]	303,172	507,730

Total India		2,638,346	3,386,858

Indonesia (3.33%)
1,300,377	Media Nusantara Citra Tbk PT4	262,791	337,855
125,000	Sarana Menara Nusantara Tbk PT1	260,297	294,423
2,000,000	Tower Bersama Infrastructure Tbk PT1,4	645,655	1,183,881

Total Indonesia		1,168,743	1,816,159

Ireland (3.56%)
39,000	Ryanair Holdings plc, ADR[1]	1,045,243	1,336,920
135,000	Velti plc[1]	1,226,365	607,500

Total Ireland		2,271,608	1,944,420

Israel (5.25%)
20,000	Check Point Software Technologies Ltd.[1]	953,969	952,800
5,000	Mellanox Technologies Ltd.[1]	140,933	296,900
15,000	Radware Ltd.[1]	524,415	495,000
25,000	SodaStream International Ltd.[1]	837,024	1,122,250

Total Israel		2,456,341	2,866,950

Italy (1.09%)
120,000	Amplifon SpA[4]	612,147	597,674

Japan (13.58%)
25,000	Bridgestone Corp.[4]	480,797	650,788
19,000	Canon, Inc., ADR	647,350	744,990
6,300	FANUC Corp.[4]	468,068	1,172,112
150,000	The Japan Steel Works Ltd.[4]	1,067,864	977,238
21,000	Kakaku.com, Inc.[4]	734,707	693,277
38,000	Mitsui Fudosan Co. Ltd.[4]	738,360	929,597
18,000	Sanrio Co. Ltd.[4]	623,311	574,270
27,500	Softbank Corp.[4]	945,833	1,007,633
37,000	Sony Financial Holdings, Inc.[4]	626,194	665,195

Total Japan		6,332,484	7,415,100

Korea, Republic of (2.05%)
6,500	Daum Communications Corp.[1,4]	547,646	553,744
18,000	KT Skylife Co. Ltd.[1,4]	546,523	566,127

Total Korea, Republic of		1,094,169	1,119,871

Mexico (1.38%)
107,329	Agrinos AS (Mexico)[1]	774,091	753,152

Norway (2.13%)
72,000	Opera Software ASA[4]	383,237	412,499
29,167	Seadrill Partners, LLC[1]	641,674	748,134

Total Norway		1,024,911	1,160,633

18	See Notes to Financial Statements.

December 31, 2012	Baron International Growth Fund

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2012

Shares		Cost	Value

Common Stocks (continued)

Russian Federation (1.51%)
295,000	Exillon Energy plc[1,4]	$748,246	$824,044

Spain (1.84%)
38,850	Grifols SA, ADR[1]	414,614	1,007,380

Sweden (1.06%)
25,000	Lundin Petroleum AB1,4	314,942	578,556

Switzerland (5.23%)
14,000	Compagnie Financière Richemont SA4	259,218	1,098,937
22,067	Julius Baer Group Ltd.[1,4]	562,219	785,647
12,000	Syngenta AG, ADR	556,426	969,600

Total Switzerland		1,377,863	2,854,184

United Kingdom (8.88%)
21,000	Aggreko plc[4]	714,330	599,310
600,000	Borders & Southern Petroleum plc[1]	406,068	192,497
175,000	bwin.party digital entertainment plc[4]	632,617	318,451
60,000	Experian plc[4]	374,676	967,015
21,000	Intertek Group plc[4]	363,563	1,066,731
135,000	Premier Oil plc[1,4]	660,385	747,020
37,000	Standard Chartered PLC[4]	802,672	957,550

Total United Kingdom		3,954,311	4,848,574

United States (3.23%)
19,000	Agilent Technologies, Inc.	406,140	777,860
15,000	Arch Capital Group Ltd.[1]	293,022	660,300
3,000	Core Laboratories N.V.	127,140	327,930

Total United States		826,302	1,766,090

Total Common Stocks		39,865,985	52,420,189

Private Equity Investments (0.00%)

Israel (0.00%)
60,573	Better Place, Inc., Series C Preferred[1,2,3,5]	275,001	2,423

Principal Amount		Cost	Value

Short Term Investments (3.99%)

$2,180,251	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2012, 0.01% due 1/2/2013; Proceeds at maturity – $2,180,252; (Fully collateralized by $2,130,000 U.S. Treasury Note, 1.75% due 5/31/2016; Market value – $2,228,148)[4]	$2,180,251	$2,180,251

Total Investments (99.97%)		$42,321,237	54,602,863

Cash and Other Assets Less Liabilities (0.03%)			15,515

Net Assets			$54,618,378

Retail Shares (Equivalent to $15.55 per share based on 1,004,068 shares outstanding)			$15,615,333

Institutional Shares (Equivalent to $15.63 per share based on 2,496,162 shares outstanding)			$39,003,045

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]
At December 31, 2012, the market value of restricted and fair valued securities amounted to $2,423 or 0.00% of net assets. This security is not deemed liquid. See Note 6 regarding Restricted Securities.

[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[5]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector	Percentage of
as of December 31, 2012	Net Assets

Information Technology	22.7%
Consumer Discretionary	20.3
Industrials	12.2
Health Care	11.5
Financials	11.2
Energy	7.5
Materials	5.6
Telecommunication Services	4.6
Utilities	0.4
Cash and Cash Equivalents*	4.0

100.0%

* Includes short term investments.

See Notes to Financial Statements.	19

Baron Real Estate Fund	December 31, 2012

STATEMENT OF NET ASSETS

DECEMBER 31, 2012

Shares		Cost	Value

Common Stocks (96.48%)

Consumer Discretionary (29.34%)
	Casinos & Gaming (8.21%)
56,560	Las Vegas Sands Corp.	$2,562,762	$2,610,810
37,550	Penn National Gaming, Inc.[1]	1,407,947	1,844,081
25,450	Wynn Resorts Ltd.	2,663,753	2,862,870

		6,634,462	7,317,761
	Home Improvement Retail (2.20%)
55,200	Lowe’s Companies, Inc.	1,822,727	1,960,704
	Homebuilding (1.95%)
282,700	Even Construtora e Incorporadora SA (Brazil)[2]	1,084,923	1,297,866
13,500	Toll Brothers, Inc.[1]	449,688	436,455

		1,534,611	1,734,321
	Hotels, Resorts & Cruise Lines (15.40%)
117,800	Hyatt Hotels Corp., Cl A1	4,458,431	4,543,546
63,230	Marriott Vacations Worldwide Corp.[1]	2,360,295	2,634,794
104,971	Orient-Express Hotels Ltd., Cl A1,2	1,067,611	1,227,111
47,990	Starwood Hotels & Resorts Worldwide, Inc.	2,565,689	2,752,706
48,050	Wyndham Worldwide Corp.	2,000,807	2,556,741

		12,452,833	13,714,898
	Movies & Entertainment (1.58%)
234,624	Reading International, Inc., Cl A1	1,459,628	1,410,090

Total Consumer Discretionary		23,904,261	26,137,774

Energy (5.30%)
	Oil & Gas Storage & Transportation (5.30%)
42,750	Golar LNG Partners L.P.[2]	1,211,618	1,276,087
37,850	Rose Rock Midstream L.P.	847,610	1,191,140
60,250	Susser Petroleum Partners LP	1,360,283	1,515,890
14,020	Targa Resources Corp.	456,513	740,817

Total Energy		3,876,024	4,723,934

Financials (25.26%)
	Diversified Real Estate Activities (2.48%)
60,300	Brookfield Asset Management, Inc., Cl A2	1,932,871	2,209,995
	Diversified REITs (1.83%)
26,636	American Assets Trust, Inc.	555,125	743,944
11,030	Vornado Realty Trust	894,061	883,282

		1,449,186	1,627,226
	Office REITs (1.97%)
900	Alexander’s, Inc[3]	397,373	297,720
27,786	Douglas Emmett, Inc.	476,578	647,414
10,600	SL Green Realty Corp.	774,413	812,490

		1,648,364	1,757,624
	Real Estate Development (1.98%)
205,700	PATRIZIA Immobilien AG (Germany)[1,2,4]	1,684,338	1,767,715
	Real Estate Services (7.29%)
177,200	CBRE Group, Inc., Cl A1	3,129,738	3,526,280
22,250	Jones Lang LaSalle, Inc.	1,767,521	1,867,665
78,700	Kennedy-Wilson Holdings, Inc.	1,012,603	1,100,226

		5,909,862	6,494,171
	Residential REITs (2.13%)
17,234	American Campus Communities, Inc.	636,312	795,005
2,800	Avalonbay Communities, Inc.	339,664	379,652
67,988	Education Realty Trust, Inc.	702,890	723,392

		1,678,866	1,898,049
Shares		Cost	Value

Common Stocks (continued))

Financials (continued)
	Specialized REITs (7.58%)
9,950	Alexandria Real Estate Equities, Inc.[3]	$684,511	$689,734
6,796	American Tower Corp.	376,238	525,127
61,500	Ashford Hospitality Trust, Inc.	625,930	646,365
53,989	CubeSmart	622,960	786,620
41,800	LaSalle Hotel Properties	990,799	1,061,302
171,450	Strategic Hotels & Resorts, Inc.[1]	1,038,176	1,097,280
181,350	Sunstone Hotel Investors, Inc.[1]	1,866,829	1,942,258

		6,205,443	6,748,686

Total Financials		20,508,930	22,503,466

Health Care (14.87%)
	Health Care Facilities (14.87%)
211,750	Brookdale Senior Living, Inc.[1]	4,017,581	5,361,510
248,420	Capital Senior Living Corp.[1]	2,437,809	4,642,970
131,150	Emeritus Corp.[1]	2,802,474	3,242,028

Total Health Care		9,257,864	13,246,508

Industrials (7.13%)
	Building Products (3.43%)
282,000	Builders FirstSource, Inc.[1]	1,202,962	1,573,560
40,200	Owens Corning[1]	1,142,794	1,486,998

		2,345,756	3,060,558
	Industrial Machinery (2.91%)
35,000	Stanley Black & Decker, Inc.	2,420,084	2,588,950
	Office Services & Supplies (0.79%)
43,800	Interface, Inc.	547,462	704,304

Total Industrials		5,313,302	6,353,812

Information Technology (6.68%)
	Application Software (1.87%)
77,200	RealPage, Inc.[1]	1,657,393	1,665,204
	Internet Software & Services (0.36%)
3,614	CoStar Group, Inc.[1]	215,854	322,983
	IT Consulting & Other Services (2.61%)
11,265	Equinix, Inc.[1,3]	1,205,030	2,322,843
	Systems Software (1.84%)
38,550	MICROS Systems, Inc.[1]	1,862,355	1,636,062

Total Information Technology		4,940,632	5,947,092

Materials (2.81%)
	Construction Materials (2.81%)
154,800	CaesarStone Sdot-Yam Ltd.[1,2]	2,032,863	2,500,020

Telecommunication Services (4.27%)
	Wireless Telecommunication Services (4.27%)
705,000	Sarana Menara Nusantara Tbk PT (Indonesia)[1,2]	1,249,958	1,660,545
30,226	SBA Communications Corp., Cl A1	1,519,014	2,146,650

Total Telecommunication Services		2,768,972	3,807,195

Utilities (0.82%)
	Electric Utilities (0.82%)
20,750	Brookfield Infrastructure Partners L.P.[2]	482,825	731,437

Total Common Stocks		73,085,673	85,951,238

20	See Notes to Financial Statements.

December 31, 2012	Baron Real Estate Fund

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2012

Principal
Amount		Cost	Value

Short Term Investments (4.47%)

$3,981,549	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2012, 0.01% due 1/2/2013; Proceeds at maturity – $3,981,551; (Fully collateralized by $3,495,000 U.S. Treasury Note, 5.125% due 5/15/2016; Market value – $4,062,938)[4]	$3,981,549	$3,981,549

Total Investments (100.95%)		$77,067,222	89,932,787

Liabilities Less Cash and Other Assets (-0.95%)			(849,548)

Net Assets			$89,083,239

Retail Shares (Equivalent to $17.52 per share based on 3,058,940 shares outstanding)			$53,590,813

Institutional Shares (Equivalent to $17.64 per share based on 2,011,646 shares outstanding)			$35,492,426

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	21

Baron Emerging Markets Fund	December 31, 2012

STATEMENT OF NET ASSETS

DECEMBER 31, 2012

Shares		Cost	Value

Common Stocks (93.78%)

Brazil (18.99%)
11,000	Anhanguera Educacional Participações SA	$203,051	$185,724
22,000	BM&FBOVESPA SA	145,697	150,427
6,503	Cetip SA - Mercados Organizados	103,563	80,640
5,000	Cia.Hering SA	95,474	102,540
4,000	Estácio Participações SA	59,596	81,504
30,000	Even Construtora e Incorporadora SA	117,371	137,729
11,000	Kroton Educacional SA1	190,279	248,474
5,000	M.Dias Branco SA	124,257	190,696
18,000	Qualicorp SA1	153,554	186,462
9,000	TOTVS SA	175,646	177,539
6,500	Valid Soluções SA	98,080	144,444

Total Brazil		1,466,568	1,686,179

Canada (0.87%)
11,000	Africa Oil Corp.[1]	14,996	77,300

Chile (3.09%)
322,211	CFR Pharmaceuticals SA	61,115	81,436
2,615	CFR Pharmaceuticals SA 144A, ADR[2]	47,627	66,081
2,200	Sociedad Química y Minera de Chile SA, ADR	120,802	126,808

Total Chile		229,544	274,325

China (13.02%)
14,000	21Vianet Group, Inc., ADR[1]	158,035	134,540
6,000	AsiaInfo-Linkage, Inc.[1]	47,205	65,100
95,000	Dah Chong Hong Holdings Ltd.[2]	104,522	101,547
43,000	Great Wall Motor Co. Ltd.[2]	100,875	136,888
10,000	Hollysys Automation Technologies Ltd.[1]	91,069	118,700
600,000	Kingdee International Software Group Co. Ltd.[1,2]	183,234	115,360
11,000	NQ Mobile, Inc., ADR[1]	69,093	66,440
110,000	Shandong Weigao Group Medical Polymer Co. Ltd.[2]	118,009	110,373
3,300	Sina Corporation[1]	169,040	165,726
4,300	Tencent Holdings Ltd.[2]	110,264	140,686

Total China		1,151,346	1,155,360

Hong Kong (1.86%)
35,000	Melco International Development Ltd.[2]	40,874	41,553
45,000	Wynn Macau Ltd.[1,2]	115,522	123,916

Total Hong Kong		156,396	165,469

India (18.73%)
34,000	Amara Raja Batteries Ltd.[2]	85,337	148,652
2,000	Blue Dart Express Ltd.	74,886	74,742
2,600	CRISIL Ltd.[2]	54,558	51,566
75,000	Delta Corp. Ltd.[2]	86,856	101,416
60,000	DEN Networks Ltd.[1,2]	121,904	217,160
110,000	Dish TV India Ltd.[1]	146,412	152,583
11,000	Financial Technologies Ltd.	186,155	226,836
30,800	Hathway Cable and Datacom Ltd.[1,2]	90,025	162,212
14,000	Lupin Ltd.[2]	131,268	158,112
25,000	Mytrah Energy Ltd.[1]	46,915	33,301
8,500	Torrent Pharmaceuticals Ltd.	111,492	112,389
55,000	Zee Entertainment Enterprises Ltd.[2]	145,516	223,401

Total India		1,281,324	1,662,370

Shares		Cost	Value

Common Stocks (continued)

Indonesia (11.59%)
175,000	Bank Negara Indonesia (Persero) Tbk PT2	$80,076	$67,447
225,000	Bank Rakyat Indonesia (Persero) Tbk PT2	144,443	163,182
1,200,000	Clipan Finance Indonesia Tbk PT2	83,732	50,678
850,000	Lippo Karawaci Tbk PT2	85,967	88,431
639,623	Media Nusantara Citra Tbk PT2	110,687	166,182
99,992	Sarana Menara Nusantara Tbk PT1	126,781	235,520
435,000	Tower Bersama Infrastructure Tbk PT1,2	114,292	257,494

Total Indonesia		745,978	1,028,934

Korea, Republic of (4.21%)
1,200	Daum Communications Corp.[1,2]	98,765	102,230
5,700	KT Skylife Co. Ltd.[1,2]	171,882	179,274
150	LG Household & Health Care Ltd.[2]	55,907	91,891

Total Korea, Republic of		326,554	373,395

Mexico (2.88%)
15,941	Agrinos AS1	115,086	111,862
1,000	Fomento Económico Mexicano S.A.B. de C.V., ADR	56,498	100,700
12,000	Grupo Mèxico S.A.B. de C.V., Series B	43,343	43,288

Total Mexico		214,927	255,850

Norway (0.71%)
11,000	Opera Software ASA[2]	64,468	63,021

Philippines (5.96%)
175,000	Ayala Land, Inc.[2]	62,358	113,115
70,000	Cebu Air, Inc.	130,755	105,437
1,350,000	Metro Pacific Investments Corp.[2]	107,441	146,903
80,000	Universal Robina Corp.	86,823	163,361

Total Philippines		387,377	528,816

Russian Federation (3.13%)
61,000	Exillon Energy plc[1,2]	165,335	170,395
5,000	Yandex NV1	94,973	107,850

Total Russian Federation		260,308	278,245

South Africa (1.69%)
7,500	Aspen Pharmacare Holdings Ltd.[2]	93,753	150,159

Taiwan, Province of China (3.10%)
9,000	Ginko International Co., Ltd.[2]	110,232	100,638
11,500	HIWIN Technologies Corp.[2]	101,124	84,998
8,000	MediaTek Inc.[2]	89,619	89,497

Total Taiwan, Province of China		300,975	275,133

Thailand (3.32%)
15,000	Bangkok Bank Public Co., Ltd., NVDR[2]	87,127	96,440
200,000	L.P.N. Development PCL, Cl F	68,755	120,301
125,000	Major Cineplex Group Public Co. Ltd.	83,209	77,640

Total Thailand		239,091	294,381

22	See Notes to Financial Statements.

December 31, 2012	Baron Emerging Markets Fund

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2012

Shares		Cost	Value

Common Stocks (continued)

United Arab Emirates (0.63%)
375,000	SHUAA Capital psc[1]	$120,144	$56,051

Total Common Stocks		7,053,749	8,324,988

Warrants (0.01%)

Indonesia (0.01%)
210,000	Clipan Finance Indonesia Tbk PT Exp 10/7/2014[1]	0	1,090

Principal
Amount

Short Term Investments (4.06%)

$360,426	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2012, 0.01% due 1/2/2013; Proceeds at maturity – $360,427; (Fully collateralized by $355,000 U.S. Treasury Note, 1.75% due 5/31/2016; Market value – $371,358)[2]	360,426	360,426

Total Investments (97.85%)		$7,414,175	8,686,504

Cash and Other Assets Less Liabilities (2.15%)			190,739

Net Assets			$8,877,243

Retail Shares (Equivalent to $10.06 per share based on 287,378 shares outstanding)			$2,890,294

Institutional Shares (Equivalent to $10.05 per share based on 595,663 shares outstanding)			$5,986,949

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
NVDR	Non-Voting Depositary Receipt.
144A
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted. At December 31, 2012, the market value of Rule 144A securities amounted to $66,081 or 0.74% of net assets.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector	Percentage of
as of December 31, 2012	Net Assets

Consumer Discretionary	26.3%
Information Technology	17.7
Financials	14.5
Health Care	10.9
Industrials	6.3
Consumer Staples	6.2
Telecommunication Services	5.5
Materials	3.2
Energy	2.8
Utilities	0.4
Cash and Cash Equivalents*	6.2

100.0%

*	Includes short term investments.

See Notes to Financial Statements.	23

Baron Energy and Resources Fund	December 31, 2012

STATEMENT OF NET ASSETS

DECEMBER 31, 2012

Shares		Cost	Value

Common Stocks (95.50%)

Energy (78.82%)
	Oil & Gas Drilling (6.96%)
1,040	Ensco plc, Cl A2	$55,186	$61,651
1,420	Helmerich & Payne, Inc.	80,881	79,534
3,218	Seadrill Partners, LLC[1,2]	73,433	82,542

		209,500	223,727
	Oil & Gas Equipment & Services (28.51%)
4,869	C&J Energy Services, Inc.[1]	99,279	104,391
955	CARBO Ceramics, Inc.	103,658	74,815
514	Core Laboratories N.V.[2]	58,045	56,185
4,315	Forum Energy Technologies, Inc.[1]	90,081	106,796
2,931	Halliburton Co.	100,851	101,677
6,871	Key Energy Services, Inc.[1]	56,858	47,754
763	Lufkin Industries, Inc.	40,749	44,353
1,341	National Oilwell Varco, Inc.	104,088	91,657
1,441	Oil States International, Inc.[1]	110,131	103,089
2,473	RigNet, Inc.[1]	41,766	50,523
2,544	Subsea 7 SA (Norway)[1,2,3]	52,030	61,138
3,541	Superior Energy Services, Inc.[1]	92,726	73,370

		950,262	915,748
	Oil & Gas Exploration & Production (21.78%)
5,151	Africa Oil Corp.(Canada)[1,2]	14,572	36,197
739	Anadarko Petroleum Corp.	57,608	54,915
29,288	Borders & Southern Petroleum plc (United Kingdom)[1,2]	24,438	9,396
1,005	Concho Resources, Inc.[1]	94,907	80,963
10,788	Exillon Energy plc (Russian Federation)[1,2,3]	43,434	30,135
15,106	Halcon Resources Corp.[1]	115,408	104,534
1,993	Lundin Petroleum AB (Sweden)[1,2,3]	46,596	46,122
1,988	Oasis Petroleum, Inc.[1]	60,768	63,218
350	Range Resources Corp.	22,093	21,991
2,428	SM Energy Co.	153,370	126,766
1,602	Southwestern Energy Co.[1]	51,689	53,523
1,660	Whiting Petroleum Corp.[1]	80,697	71,994

		765,580	699,754
	Oil & Gas Storage & Transportation (21.57%)
1,296	Golar LNG Ltd.[2]	54,741	47,667
2,237	Golar LNG Partners L.P.[2]	65,747	66,775
3,686	MPLX LP1	89,942	114,966
2,710	Rose Rock Midstream L.P.	62,933	85,284
3,717	Susser Petroleum Partners LP	85,302	93,520
1,661	Targa Resources Corp.	71,113	87,767
2,393	Tesoro Logistics LP	90,576	104,813
2,058	Western Gas Equity Partners LP1	52,281	61,637
644	Western Gas Partners LP	27,717	30,674

		600,352	693,103

Total Energy		2,525,694	2,532,332

Industrials (7.80%)
	Construction & Farm Machinery & Heavy Trucks (1.55%)
782	Joy Global, Inc.	59,680	49,876
	Electrical Components & Equipment (1.58%)
1,094	Polypore International, Inc.[1]	43,275	50,871
	Industrial Machinery (2.54%)
1,222	Chart Industries, Inc.[1]	74,436	81,470
	Trading Companies & Distributors (2.13%)
2,460	MRC Global, Inc.[1]	54,567	68,339

Total Industrials		231,958	250,556

Shares		Cost	Value

Common Stocks (continued)

Materials (8.88%)
	Diversified Metals & Mining (1.84%)
997	Freeport-McMoRan Copper & Gold, Inc.	$39,022	$34,097
1,812	Globe Specialty Metals, Inc.	25,065	24,915

		64,087	59,012
	Fertilizers & Agricultural Chemicals (1.39%)
6,376	Agrinos AS (Mexico)[1,2]	45,393	44,742
	Gold (3.96%)
2,015	Alamos Gold, Inc.(Canada)[2]	35,620	35,349
6,664	Kirkland Lake Gold, Inc.(Canada)[1,2]	72,101	39,192
4,456	Sandstorm Gold Ltd.[1,2]	53,429	52,581

		161,150	127,122
	Specialty Chemicals (1.69%)
789	Cytec Industries, Inc.	50,360	54,307

Total Materials		320,990	285,183

Total Common Stocks		3,078,642	3,068,071

Principal
Amount

Short Term Investments (5.16%)

$ 165,611	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2012, 0.01% due 1/2/2013; Proceeds at maturity – $165,611; (Fully collateralized by $165,000 U.S. Treasury Note, 1.75% due 5/31/2016; Market value – $172,603)[3]	165,611	165,611

Total Investments (100.66%)		$3,244,253	3,233,682

Liabilities Less Cash and Other Assets (-0.66%)			(21,153)

Net Assets			$3,212,529

Retail Shares (Equivalent to $9.46 per share based on 192,248 shares outstanding)			$1,819,072

Institutional Shares (Equivalent to $9.48 per share based on 146,950 shares outstanding)			$1,393,457

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

24	See Notes to Financial Statements.

December 31, 2012	Baron Global Advantage Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2012

Shares		Cost	Value

Common Stocks (98.62%)

Brazil (7.05%)
12,049	BM&FBOVESPA SA	$61,269	$82,387
4,590	Cetip SA - Mercados Organizados	59,988	56,918
1,544	Cia.Hering SA	32,244	31,664
1,320	M. Dias Branco SA	37,607	50,344

Total Brazil		191,108	221,313

Canada (2.46%)
2,110	Brookfield Asset Management, Inc., Cl A	69,738	77,332

China (4.48%)
520	Baidu, Inc., ADR[1]	64,751	52,151
3,236	New Oriental Education & Technology Group, ADR	73,889	62,875
1,405	Youku Tudou, Inc. (formerly, Youku, Inc., ADS)[1]	33,525	25,627

Total China		172,165	140,653

Denmark (1.56%)
1,895	DSV A/S2	43,064	49,028

Germany (3.19%)
1,058	BASF SE2	83,704	100,044

Hong Kong (4.94%)
975	Jardine Matheson Holdings Ltd.[2]	49,872	60,837
20,786	Li & Fung Ltd.[2]	44,381	37,618
20,493	Wynn Macau Ltd.[1,2]	61,624	56,431

Total Hong Kong		155,877	154,886

Indonesia (7.87%)
339,934	Global Mediacom Tbk PT2	72,045	84,959
154,925	MNC Sky Vision Tbk PT1	34,304	38,581
20,055	Sarana Menara Nusantara Tbk PT1	41,645	47,237
128,836	Tower Bersama Infrastructure Tbk PT1,2	43,064	76,263

Total Indonesia		191,058	247,040

Ireland (1.48%)
10,326	Velti plc[1]	77,507	46,467

Israel (1.79%)
1,179	Check Point Software Technologies Ltd.[1]	53,058	56,168

Mexico (0.60%)
2,682	Agrinos AS1	20,694	18,820

Netherlands (1.26%)
614	ASML Holding N.V.[2]	36,222	39,395

Norway (1.70%)
2,083	Seadrill Partners, LLC[1]	45,826	53,429

Shares		Cost	Value

Common Stocks (continued)

United Kingdom (4.77%)
6,069	ARM Holdings plc[2]	$48,217	$76,644
1,436	Intertek Group plc[2]	59,577	72,944

Total United Kingdom		107,794	149,588

United States (55.47%)
540	Amazon.com, Inc.[1]	123,585	135,616
202	Apple, Inc.	118,250	107,672
451	Equinix, Inc.[1]	73,330	92,996
1,125	Facebook, Inc., Cl A1	39,648	29,959
2,354	Golar LNG Ltd.	83,449	86,580
209	Google, Inc., Cl A1	133,136	148,258
5,580	Greenlight Capital Re Ltd., Cl A1	136,086	128,787
1,413	HomeAway, Inc.[1]	36,070	31,086
1,978	ICICI Bank Limited., ADR	63,719	86,261
1,773	Illumina, Inc.[1]	77,685	98,561
136	Intuitive Surgical, Inc.[1]	75,909	66,690
493	Liberty Media Corp., Cl A1	43,218	57,193
145	MasterCard, Inc., Cl A	64,694	71,236
566	Monsanto Co.	43,298	53,572
2,044	MPLX LP1	51,531	63,752
467	Netflix, Inc.[1]	28,121	43,328
117	priceline.com, Inc.[1]	82,411	72,680
1,327	Rackspace Hosting, Inc.[1]	64,428	98,556
1,382	Susser Petroleum Partners LP	29,681	34,771
769	Verisk Analytics, Inc., Cl A1	37,775	39,219
473	Visa, Inc., Cl A	57,581	71,697
923	Western Gas Equity Partners LP1	20,830	27,644
1,422	YUM! Brands, Inc.	99,510	94,421

Total United States		1,583,945	1,740,535

Total Investments (98.62%)		$2,831,760	3,094,698

Cash and Other Assets Less Liabilities (1.38%)			43,147

Net Assets			$3,137,845

Retail Shares (Equivalent to $10.41 per share based on 142,378 shares outstanding)			$1,481,689

Institutional Shares (Equivalent to $10.42 per share based on 158,916 shares outstanding)			$1,656,156

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
ADS	American Depositary Security.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector	Percentage of
as of December 31, 2012	Net Assets

Information Technology	29.2%
Consumer Discretionary	23.8
Financials	13.7
Energy	8.5
Industrials	7.1
Materials	5.5
Health Care	5.3
Telecommunication Services	3.9
Consumer Staples	1.6
Cash and Cash Equivalents	1.4

100.0%

See Notes to Financial Statements.	25

Baron Select Funds	December 31, 2012

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

		Baron	Baron
	Baron Partners	Focused	International	Baron Real
	Fund	Growth Fund	Growth Fund	Estate Fund
Assets:
Investments in securities, at value*	$1,083,449,200	$119,205,700	$54,602,863	$89,932,787
Foreign currency,at value†	—	—	129	—
Receivable for securities sold	8,463,799	—	229,751	—
Receivable for shares sold	443,076	113,311	55,364	1,118,088
Prepaid expenses	119,714	208	68	29
Dividends and interest receivable	—	2	20,762	37,808
	1,092,475,789	119,319,221	54,908,937	91,088,712
Liabilities:
Payable for borrowings against line of credit	289,500,000	—	—	—
Payable for shares redeemed	2,331,422	18,250	17,532	61,896
Distribution fees payable (Note 4)	849	884	756	458
Investment advisory fees payable (Note 4)	54	231	449	919
Due to custodian	—	—	114,447	—
Payable for securities purchased	—	—	31,189	1,892,973
Accrued capital gains taxes	—	—	79,116	—
Accrued expenses and other payables	487,120	47,532	47,070	49,227
	292,319,445	66,897	290,559	2,005,473
Net Assets	$800,156,344	$119,252,324	$54,618,378	$89,083,239
Net Assets consist of:
Paid-in capital	$782,396,172	$90,394,855	$42,893,178	$75,547,377
Undistributed net investment income	775,081	2,489,366	1,313	72,221
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	(441,005,390)	(9,219,819)	(477,810)	597,620
Net unrealized appreciation on investments, foreign capital gains tax and foreign currency translations	457,990,481	35,587,922	12,201,697	12,866,021
Net Assets	$800,156,344	$119,252,324	$54,618,378	$89,083,239
Retail Shares:
Net Assets	$653,636,912	$31,385,377	$15,615,333	$53,590,813
Shares Outstanding ($0.01 par value; indefinite shares authorized)	28,967,364	2,788,091	1,004,068	3,058,940
Net Asset Value and Offering Price Per Share	$22.56	$11.26	$15.55	$17.52
Institutional Shares:
Net Assets	$146,519,432	$87,866,947	$39,003,045	$35,492,426
Shares Outstanding ($0.01 par value; indefinite shares authorized)	6,432,144	7,740,233	2,496,162	2,011,646
Net Asset Value and Offering Price Per Share	$22.78	$11.35	$15.63	$17.64

*Investments in securities, at cost	$625,458,719	$83,617,778	$42,321,237	$77,067,222

†Foreign currency, at cost:	$—	$—	$129	$—

26	See Notes to Financial Statements.

December 31, 2012	Baron Select Funds

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2012

	Baron	Baron	Baron Global
	Emerging	Energy and	Advantage
	Markets Fund	Resources Fund	Fund
Assets:
Investments in securities, at value*	$8,686,504	$3,233,682	$3,094,698

Foreign currency, at value†	227,242	94	18
Cash	—	—	95,067
Receivable for securities sold	39,338	—	—
Receivable for shares sold	17,541	19,328	11,300
Dividends and interest receivable	3,378	—	684

	8,974,003	3,253,104	3,201,767

Liabilities:
Payable for shares redeemed	—	—	500
Distribution fees payable (Note 4)	172	309	525
Payable for securities purchased	—	—	23,802
Accrued capital gains taxes	53,953	—	—
Accrued expenses and other payables	42,635	40,266	39,095

	96,760	40,575	63,922

Net Assets	$8,877,243	$3,212,529	$3,137,845

Net Assets consist of:
Paid-in capital	$8,748,294	$3,318,038	$2,979,052
Undistributed (accumulated) net investment income (loss)	(104,138)	7,200	29
Accumulated net realized loss on investments and foreign currency transactions	(986,001)	(102,140)	(104,175)
Net unrealized appreciation (depreciation) on investments, foreign capital gains tax and foreign currency translations	1,219,088	(10,569)	262,939

Net Assets	$8,877,243	$3,212,529	$3,137,845

Retail Shares:
Net Assets	$2,890,294	$1,819,072	$1,481,689
Shares Outstanding ($0.01 par value; indefinite shares authorized)	287,378	192,248	142,378

Net Asset Value and Offering Price Per Share	$10.06	$9.46	$10.41

Institutional Shares:
Net Assets	$5,986,949	$1,393,457	$1,656,156
Shares Outstanding ($0.01 par value; indefinite shares authorized)	595,663	146,950	158,916

Net Asset Value and Offering Price Per Share	$10.05	$9.48	$10.42

*Investments in securities, at cost	$7,414,175	$3,244,253	$2,831,760

†Foreign currency, at cost:	$226,439	$92	$17

See Notes to Financial Statements.	27

Baron Select Funds	December 31, 2012

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

	Baron		Baron
	Partners	Baron Focused	International	Baron Real
	Fund	Growth Fund	Growth Fund	Estate Fund
Investment income:
Income:
Dividends	$14,211,747	$3,674,721	$656,912	$567,639
Interest	25	466	201	137
Securities lending income	—	—	29,135	—
Foreign taxes withheld on dividends	(9,703)	(844)	(35,650)	(2,429)

Total income	14,202,069	3,674,343	650,598	565,347

Expenses:
Investment advisory fees (Note 4)	9,008,604	1,011,085	484,511	393,539
Distribution fees — Retail Shares (Note 4)	1,895,985	73,534	32,199	60,288
Shareholder servicing agent fees and expenses — Retail Shares	251,573	24,269	21,084	24,204
Shareholder servicing agent fees and expenses — Institutional Shares	20,625	12,757	11,004	10,092
Line of credit fees	389,996	—	—	—
Reports to shareholders	285,316	7,328	5,570	9,404
Professional fees	120,975	41,980	39,662	46,599
Trustee fees and expenses	104,749	11,704	5,671	4,620
Registration and filing fees	61,850	32,389	33,467	31,425
Custodian and fund accounting fees	39,933	23,123	64,504	36,883
Administration fees	26,487	26,507	26,501	26,504
Insurance expense	19,549	1,794	811	347
Miscellaneous expenses	1,509	1,655	1,951	896

Total operating expenses	12,227,151	1,268,125	726,935	644,801
Interest expense on borrowings	3,050,089	—	—	—

Total expenses	15,277,240	1,268,125	726,935	644,801
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	(37,896)	(36,351)	(99,408)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	(44,501)	(52,227)	(52,212)

Net expenses	15,277,240	1,185,728	638,357	493,181

Net investment income (loss)	(1,075,171)	2,488,615	12,241	72,166

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments sold	135,642,574	4,447,393	535,616	2,199,614
Foreign currency transactions	—	1,895	(26,686)	(3,649)
Net change in unrealized appreciation/depreciation of:
Investments	5,737,661	8,659,287	7,234,370 [1]	11,693,864
Foreign currency translations	—	—	(734)	456

Net gain on investments	141,380,235	13,108,575	7,742,566	13,890,285

Net increase in net assets resulting from operations	$140,305,064	$15,597,190	$7,754,807	$13,962,451

1 Net of realized foreign capital gains tax of $79,116.

28	See Notes to Financial Statements.

December 31, 2012	Baron Select Funds

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2012

	Baron	Baron Energy	Baron Global
	Emerging	and Resources	Advantage
	Markets Fund	Fund	Fund[2]
Investment income:
Income:
Dividends	$87,808	$23,629	$18,143
Interest	53	16	5
Securities lending income	4,599	—	—
Foreign taxes withheld on dividends	(9,957)	(370)	(315)

Total income	82,503	23,275	17,833

Expenses:
Investment advisory fees (Note 4)	74,476	23,465	16,943
Distribution fees — Retail Shares (Note 4)	5,851	3,309	2,525
Shareholder servicing agent fees and expenses — Retail Shares	13,269	12,762	9,286
Shareholder servicing agent fees and expenses — Institutional Shares	9,477	8,844	6,645
Reports to shareholders	345	792	404
Professional fees	38,524	41,959	37,088
Trustee fees and expenses	863	273	153
Registration and filing fees	32,476	58,820	39,932
Custodian and fund accounting fees	63,074	30,915	26,879
Administration fees	26,502	26,517	17,678
Insurance expense	131	35	—
Miscellaneous expenses	1,111	820	1,957

Total operating expenses	266,099	208,511	159,490
Interest expense on borrowings	—	—	—

Total expenses	266,099	208,511	159,490
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	(58,785)	(102,165)	(84,029)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	(108,323)	(77,225)	(51,757)

Net expenses	98,991	29,121	23,704

Net investment loss	(16,488)	(5,846)	(5,871)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments sold	(535,088)	(89,971)	(104,175)
Foreign currency transactions	(1,078)	203	2,190
Net change in unrealized appreciation/depreciation of:
Investments	2,052,695 [1]	(10,571)	262,938
Foreign currency translations	767	2	1

Net gain (loss) on investments	1,517,296	(100,337)	160,954

Net increase (decrease) in net assets resulting from operations	$1,500,808	$(106,183)	$155,083

1 Net of realized foreign capital gains tax of $51,595.
2 For the period April 30, 2012 (commencement of operations) to December 31, 2012.

See Notes to Financial Statements.	29

Baron Select Funds	December 31, 2012

STATEMENTS OF CHANGES IN NET ASSETS

	Baron Partners Fund		Baron Focused Growth Fund		Baron International Growth Fund
	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011	2012	2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(1,075,171)	$(8,436,459)	$2,488,615	$(456,567)	$12,241	$62,919
Net realized gain	135,642,574	49,999,139	4,449,288	2,975,607	508,930	2,027,624
Net change in unrealized appreciation/depreciation	5,737,661	(115,333,302)	8,659,287	(3,807,017)	7,233,636	(10,472,565)

Increase (decrease) in net assets resulting from operations	140,305,064	(73,770,622)	15,597,190	(1,287,977)	7,754,807	(8,382,022)

Distributions to shareholders from:
Net investment income — Retail Shares	—	—	—	—	—	(33,234)
Net investment income — Institutional Shares	—	—	—	—	(66,030)	(188,855)
Net realized gain on investments — Retail Shares	—	—	—	—	—	(1,042,445)
Net realized gain on investments — Institutional Shares	—	—	—	—	—	(2,684,815)

Decrease in net assets from distributions to shareholders	—	—	—	—	(66,030)	(3,949,349)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	42,020,006	148,846,560	5,232,804	5,364,967	5,745,684	5,134,774
Proceeds from the sale of shares — Institutional Shares	59,510,090	46,420,025	18,943,568	24,234,791	2,985,048	3,668,591
Net asset value of shares issued in reinvestment of distributions — Retail Shares	—	—	—	—	—	1,043,079
Net asset value of shares issued in reinvestment of
distributions — Institutional Shares	—	—	—	—	38,679	2,845,159
Cost of shares redeemed — Retail Shares	(476,365,509)	(364,930,094)	(6,518,703)	(23,504,272)	(3,821,525)	(6,466,538)
Cost of shares redeemed — Institutional Shares	(59,363,298)	(34,318,103)	(5,869,485)	(3,682,946)	(198,599)	(4,447,422)

Increase (decrease) in net assets derived from capital share transactions	(434,198,711)	(203,981,612)	11,788,184	2,412,540	4,749,287	1,777,643

Net increase (decrease) in net assets	(293,893,647)	(277,752,234)	27,385,374	1,124,563	12,438,064	(10,553,728)

Net Assets:
Beginning of year	1,094,049,991	1,371,802,225	91,866,950	90,742,387	42,180,314	52,734,042

End of year	$800,156,344	$1,094,049,991	$119,252,324	$91,866,950	$54,618,378	$42,180,314

Undistributed (accumulated) net investment income (loss) at end of year	$775,081	$—	$2,489,366	$(1,144)	$1,313	$19,460

Capital share transactions—Retail Shares
Shares sold	1,993,487	7,239,313	502,457	538,631	386,734	315,969
Shares issued in reinvestment of distributions	—	—	—	—	—	75,768
Shares redeemed	(23,075,591)	(18,037,776)	(630,241)	(2,332,033)	(265,758)	(395,632)

Net increase (decrease)	(21,082,104)	(10,798,463)	(127,784)	(1,793,402)	120,976	(3,895)

Capital share transactions—Institutional Shares
Shares sold	2,893,607	2,225,751	1,789,884	2,388,891	203,315	210,535
Shares issued in reinvestment of distributions	—	—	—	—	2,518	205,430
Shares redeemed	(2,796,855)	(1,693,750)	(558,808)	(368,565)	(13,454)	(265,971)

Net increase	96,752	532,001	1,231,076	2,020,326	192,379	149,994

30	See Notes to Financial Statements.

December 31, 2012	Baron Select Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

					Baron Energy	Baron Global
					and Resources	Advantage
	Baron Real Estate Fund		Baron Emerging Markets Fund		Fund	Fund

	For the Year	For the Year	For the Year	For the Year	For the Year	For the Period
	Ended	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011	2012	2012[1]

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$72,166	$(959)	$(16,488)	$(10,259)	$(5,846)	$(5,871)
Net realized gain (loss)	2,195,965	(109,997)	(536,166)	(427,795)	(89,768)	(101,985)
Net change in unrealized appreciation/depreciation	11,694,320	(225,623)	2,053,462	(834,374)	(10,569)	262,939

Increase (decrease) in net assets resulting from operations	13,962,451	(336,579)	1,500,808	(1,272,428)	(106,183)	155,083

Distributions to shareholders from:
Net investment income — Retail Shares	—	(3,496)	(32,676)	—	—	—
Net investment income — Institutional Shares	—	(2,252)	(101,665)	—	—	—
Net realized gain on investments — Retail Shares	(800,487)	(182,704)	—	—	—	—
Net realized gain on investments — Institutional Shares	(554,089)	(78,613)	—	—	—	—

Decrease in net assets from distributions to shareholders	(1,354,576)	(267,065)	(134,341)	—	—	—

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	43,568,003	7,600,784	1,070,469	3,683,013	2,526,351	2,282,183
Proceeds from the sale of shares — Institutional Shares	25,544,119	1,788,912	757,617	5,147,817	1,448,127	1,535,360
Net asset value of shares issued in reinvestment of distributions — Retail Shares	753,087	182,608	31,548	—	—	—
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	536,025	80,865	77,446	—	—	—
Cost of shares redeemed — Retail Shares	(8,815,007)	(1,863,733)	(599,084)	(1,327,437)	(640,910)	(834,781)
Cost of shares redeemed — Institutional Shares	(918,781)	(70,224)	(47,266)	(10,919)	(14,856)	—

Increase in net assets derived from capital share transactions	60,667,446	7,719,212	1,290,730	7,492,474	3,318,712	2,982,762

Net increase in net assets	73,275,321	7,115,568	2,657,197	6,220,046	3,212,529	3,137,845

Net Assets:
Beginning of year	15,807,918	8,692,350	6,220,046	—	—	—

End of year	$89,083,239	$15,807,918	$8,877,243	$6,220,046	$3,212,529	$3,137,845

Undistributed (accumulated) net investment income (loss) at end of year	$72,221	$—	$(104,138)	$(17,492)	$7,200	$29

Capital share transactions — Retail Shares
Shares sold	2,716,738	571,234	112,447	372,273	260,108	231,416
Shares issued in reinvestment of distributions	44,800	15,674	3,213	—	—	—
Shares redeemed	(572,143)	(149,852)	(64,076)	(136,479)	(67,860)	(89,038)

Net increase	2,189,395	437,056	51,584	235,794	192,248	142,378

Capital share transactions — Institutional Shares
Shares sold	1,643,761	137,682	78,850	515,221	148,547	158,916
Shares issued in reinvestment of distributions	31,680	6,915	7,894	—	—	—
Shares redeemed	(56,483)	(5,558)	(5,122)	(1,180)	(1,597)	—

Net increase	1,618,958	139,039	81,622	514,041	146,950	158,916

[1] For the period April 30, 2012 (commencement of operations) to December 31, 2012.

See Notes to Financial Statements.	31

Baron Select Funds	December 31, 2012

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2012

Baron Partners
Fund

Increase (Decrease) in Cash:
Cash Provided from Operating Activities
Net increase in net assets resulting from operations	$140,305,064
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of portfolio securities	(149,619,560)
Proceeds from sales of portfolio securities	529,712,860
Net purchases, sales and maturities of short-term investments	(62,138)
Decrease in dividends and interest receivable	550,020
Decrease in prepaid expenses	28,488
Decrease in accrued expenses	(26,674)
Net realized gain on investments	(135,642,574)
Net change in unrealized appreciation of investments	(5,737,661)

Net cash provided by operating activities	$379,507,825

Cash Used from Financing Activities
Proceeds from shares sold	101,833,994
Payment for shares redeemed	(534,341,819)
Increase in payable for borrowings against line of credit	53,000,000

Net cash used in financing activities	(379,507,825)

Net increase in cash	—
Cash at beginning of year	—

Cash at end of year	$—

Supplemental cash flow information:
Interest paid	$3,049,452

32	See Notes to Financial Statements.

December 31, 2012	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Baron Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust on April 30, 2003.The Trust currently offers seven series (individually, a “Fund” and collectively, the “Funds”): Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Fund and Baron Energy and Resources Fund, which are non-diversified; and Baron International Growth Fund, Baron Emerging Markets Fund, and Baron Global Advantage Fund, which are diversified. The Funds’ investment objective is to seek capital appreciation. Baron Partners Fund may employ “leverage” by borrowing money and using it for the purchase of additional securities. Borrowing for investment increases both investment opportunity and investment risk. Baron International Growth Fund, Baron Emerging Markets Fund and Baron Global Advantage Fund invest their assets primarily in non-U.S. companies. Baron Real Estate Fund invests its assets primarily in U.S. and non-U.S. real estate and real estate-related companies. Baron Energy and Resources Fund invests its assets primarily in common stock of U.S. and non-U.S. energy and resources companies and related companies and energy and resources master limited partnerships (“MLPs”) of any market capitalization.

Each Fund offers two classes of shares, Retail Shares and Institutional Shares, which differ only in their ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors. Institutional Shares are for investments in the amount of $1 million or more per Fund. Institutional Shares are intended for certain financial intermediaries that offer shares of Baron Funds through fee based platforms, retirement platforms or other platforms. Each class of shares has equal rights to earnings and assets except that each class bears different expenses for distribution and shareholder servicing. Each Fund’s investment income, realized and unrealized gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

Baron Partners Fund was organized originally as a limited partnership in January 1992, under the laws of the State of Delaware. Effective as of the close of business on April 30, 2003, the predecessor partnership was reorganized into a Delaware statutory trust. Baron Partners Fund commenced operations on April 30, 2003 with a contribution of assets and liabilities, including securities-in-kind from the predecessor partnership.

Baron Focused Growth Fund was organized originally as a limited partnership in May 1996, under the laws of the State of Delaware. Effective as of the close of business on June 30, 2008, the predecessor partnership was reorganized into a series of the Trust. Baron Focused Growth Fund commenced operations on June 30, 2008 with a contribution of assets and liabilities, including securities-in-kind from the predecessor partnership.

Baron Energy and Resources Fund and Baron Global Advantage Fund commenced investment operations on January 3, 2012 and April 30, 2012, respectively.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates. Events occurring subsequent to the date of the Statements of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation. The Funds’ share prices or net asset values are calculated as of the close of the regular trading session (usually 4 p.m. E.T.) on the New York Stock Exchange (“NYSE”) on any day on which the NYSE is open. Portfolio securities traded on any national stock exchange are valued based on the last sale price. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price.Where market quotations are not readily available, or, if in BAMCO, Inc.’s (the “Adviser”) judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the securities will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior executives and the Committee reports to the Board every quarter. Factors the Committee considers when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. Debt instruments having a remaining maturity greater than 60 days will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. Money market instruments held by the Funds with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices and translated into U.S. dollars at 4 p.m. E.T., except under the circumstances described below. Most foreign markets close before 4 p.m. E.T. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as fifteen hours old at 4 p.m. E.T. If the Adviser determines that developments between the close of the foreign markets and 4 p.m. E.T. will, in its judgment, materially affect the value of some or all of the Funds’ non-U.S. securities, the Adviser will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. E.T. In deciding whether to make these adjustments, the Adviser reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent non-U.S. securities and baskets of non-U.S. securities. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. The Adviser uses a threshold of a 1% change in the S&P 500 Index when deciding whether to “fair value” its foreign securities. The Adviser uses an outside pricing service which utilizes a systematic methodology to provide it with closing market prices and information used for adjusting those prices. The Adviser cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair value process, the Adviser routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

b) Securities Transactions, Investment Income and Expense Allocation. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis which includes the accretion of discounts and amortization of premiums. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds are charged for those expenses of the Trust that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

Baron Select Funds	December 31, 2012

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

c) Foreign Currency Translations. Values of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the price of such currencies at the time the net asset value is determined. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency transactions include gain (loss) arising from the fluctuation in the exchange rates between trade and settlement dates on security transactions and currency gain (loss) between the accrual and payment dates on dividends and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions. The Funds may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income for U.S. federal income tax purposes.

d) Securities Lending. The Funds may lend securities to certain brokers. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds earn interest on such collateral and earn income in the form of negotiated lenders’ fees, both of which are included in securities lending income in the Statements of Operations. Securities loaned are required to be secured at all times by collateral equal to at least 102% of the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank or securities issued or guaranteed by the U.S. government. Securities purchased with cash collateral are subject to the risks inherent in investing in these securities.

At December 31, 2012, the Funds did not have any securities on loan.

e) Short Sales. The Funds may sell securities short.When the Funds sell short, the Funds record a liability for securities sold short and record an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short.The Funds may incur dividend expense if a security that has been sold short declares a dividend. The Funds are exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received. The Funds are required to maintain collateral in a segregated account for the outstanding short sales. Short sales involve elements of market risks and exposure to loss in excess of the amount recognized in the Statements of Assets and Liabilities. The Funds’ risk of loss in these types of short sales is unlimited because there is no limit to the cost of replacing the borrowed security. During the year ended December 31, 2012, the Funds did not engage in short selling.

f) Repurchase Agreements. The Funds may invest in repurchase agreements, which are short-term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price.When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, equals at least 102% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

g) Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. None of the Funds will be subject to federal or state income taxes to the extent that they qualify as regulated investment companies and all of their income is distributed.

The Funds may be subject to foreign taxes on income and gains on investments that are accrued based upon the Funds’ understanding of the tax rules and regulations that exist in the countries in which the Funds invest. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

h) Restricted Securities. The Funds may invest in securities which are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued by the Adviser pursuant to policies and procedures approved by the Board.

i) Distributions to Shareholders. Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss, foreign currency gains and losses, reclassification of distributions, partnership basis adjustments, income from passive foreign investment corporations and wash sale losses deferred.

j) Commitments and Contingencies. In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

k) Cash and Cash Equivalents. The Funds consider all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

l) Fund Concentration. Certain of the Funds hold relatively concentrated portfolios that may contain fewer securities or are invested in a smaller number of industries than the portfolios of other mutual funds. Holding a relatively concentrated portfolio may increase the risk that the value of a Fund could decrease because of the poor performance of one or a few investments.Additionally, these Funds may encounter some difficulty in liquidating securities of concentrated positions.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the year ended December 31, 2012 were as follows:

Fund	Purchases	Sales
Baron Partners Fund	$149,619,560	$535,634,223
Baron Focused Growth Fund	49,302,770	37,138,236
Baron International Growth Fund	22,995,536	18,183,872
Baron Real Estate Fund	68,667,113	11,961,493
Baron Emerging Markets Fund	4,235,841	2,969,779
Baron Energy and Resources Fund	3,986,229	815,140
Baron Global Advantage Fund	3,514,911	578,976

December 31, 2012	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees. The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly equal to 1% per annum of the average daily net assets of the respective Funds.The Adviser has contractually agreed to reduce its fee, to the extent required to limit the net annual operating expense ratio (excluding portfolio transaction costs, interest, dividend and extraordinary expenses), as follows:

	Annual Operating
	Expense Ratio Cap
	Retail	Institutional
Fund	Shares	Shares
Baron Partners Fund	1.45%	1.20%
Baron Focused Growth Fund	1.35%	1.10%
Baron International Growth Fund	1.50%	1.25%
Baron Real Estate Fund	1.35%	1.10%
Baron Emerging Markets Fund	1.50%	1.25%
Baron Energy and Resources Fund	1.35%	1.10%
Baron Global Advantage Fund	1.50%	1.25%

b) Distribution Fees. Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered broker-dealer and the distributor of the Retail Shares. Pursuant to a distribution plan under Rule 12b-1 of the 1940 Act, the Funds are authorized to pay BCI a distribution fee payable monthly equal to 0.25% per annum of the Retail Shares’ average daily net assets of the respective Funds.

c) Trustee Fees. Certain Trustees of the Trust may be deemed to be affiliated with, or interested persons (as defined by the 1940 Act) of the Funds’Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds’ officers received compensation from the Funds in that capacity.

d) Fund Accounting and Administration Fees. The Funds have entered into an agreement with State Street Bank and Trust Company (the “Custodian”) to perform accounting and certain administrative services.The Custodian is compensated for fund accounting services based on a percentage of the Funds’ net assets, subject to certain minimums plus fixed annual fees for the administrative services.

5. LINE OF CREDIT

Baron Partners Fund participates in a committed line of credit agreement with the Custodian in the amount of $325 million. A commitment fee of 0.15% per annum is incurred on the unused portion of the line of credit. The line of credit is used for investment purposes and expires on September 19, 2013. Baron Partners Fund may borrow up to the lesser of $325 million or the maximum amount Baron Partners Fund may borrow under the 1940 Act, the limitations included in Baron Partners Fund’s prospectus, or any limit or restriction under any law or regulation to which Baron Partners Fund is subject or any agreement to which Baron Partners Fund is a party. Interest is charged to Baron Partners Fund, based on its borrowings, at a rate per annum equal to the higher of the Federal Funds Rate or the Libor rate plus a margin of 0.90%. For the year ended December 31, 2012, interest expense incurred on these loans amounted to $3,050,089.

During the year ended December 31, 2012, Baron Partners Fund had an average daily balance on the line of credit of $242.2 million at a weighted average interest rate of 1.26%. At December 31, 2012, Baron Partners Fund had an outstanding loan in the amount of $289,500,000.

6. RESTRICTED SECURITIES

At December 31, 2012, investments in securities included securities that are restricted and/or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued pursuant to the policies and procedures for fair value pricing approved by the Board. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Funds may receive more or less than this valuation in an actual sale and that difference could be material. At December 31, 2012, the Funds held investments in restricted and/or illiquid securities that were valued pursuant to policies and procedures for fair value pricing as follows:

	Baron Partners Fund
	Acquisition
Name of Issuer	Date(s)	Value
Private Equity Investments
Kerzner International Holdings Ltd., Cl A	9/27/2006	$5,265,000
Windy City Investments Holdings, L.L.C.	11/13/2007 – 1/27/2011	23,646,886

Total Restricted Securities:
(Cost $80,134,888)† (3.61% of Net Assets)		$28,911,886

	Baron International Growth Fund
	Acquisition
Name of Issuer	Date	Value
Private Equity Investments
Better Place, Inc., Series C Preferred
(Cost $275,001) (0.00% of Net Assets)	12/1/2011	$2,423

† See Statements of Net Assets for cost of individual securities.

Baron Select Funds	December 31, 2012

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•
Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•
Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, non-U.S. securities, whose markets close hours before the Funds value their holdings, may require revised valuations due to significant movement in the U.S. markets. Since these values are not obtained from quoted prices in an active market such securities are reflected as Level 2.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Funds’ investments carried at fair value:

	Baron Partners Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$1,054,105,002	$—	$—	$1,054,105,002
Private Equity Investments†	—	—	28,911,886	28,911,886
Short Term Investments	—	432,312	—	432,312

Total Investments	$1,054,105,002	$432,312	$28,911,886	$1,083,449,200

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on December 31, 2012. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the year ended December 31, 2012.

	Baron Focused Growth Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$110,578,862	$—	$—	$110,578,862
Short Term Investments	—	8,626,838	—	8,626,838

Total Investments	$110,578,862	$8,626,838	$—	$119,205,700

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on December 31, 2012. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the year ended December 31, 2012.

† See Statements of Net Assets for additional detailed categorizations.

December 31, 2012	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron International Growth Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$22,868,079	$29,552,110	$—	$52,420,189
Preferred Stocks	—	—	2,423	2,423
Short Term Investments	—	2,180,251	—	2,180,251

Total Investments	$22,868,079	$31,732,361	$2,423	$54,602,863

The fair value of Level 2 investments at December 31, 2011 was $3,637,318. $19,924,609 was transferred out of Level 1 into Level 2 at December 31, 2012 as a result of adjusting closing prices for certain securities (as described in Note 2a), due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the end of the period.

	Baron Real Estate Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$84,183,523	$1,767,715	$—	$85,951,238
Short Term Investments	—	3,981,549	—	3,981,549

Total Investments	$84,183,523	$5,749,264	$—	$89,932,787

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on December 31, 2012.There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the year ended December 31, 2012.

	Baron Emerging Markets Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$4,244,090	$4,080,898	$—	$8,324,988
Warrants	1,090	—	—	1,090
Short Term Investments	—	360,426	—	360,426

Total Investments	$4,245,180	$4,441,324	$—	$8,686,504

The fair value of Level 2 investments at December 31, 2011 was $1,551,746. $2,089,263 was transferred out of Level 1 into Level 2 at December 31, 2012 as a result of adjusting closing prices for certain securities (as described in Note 2a), due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. $445,149 was transferred out of Level 2 into Level 1 at December 31, 2012 as a result of no longer adjusting closing prices for certain securities and the earlier closing of foreign markets. It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the end of the period.

	Baron Energy and Resources Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$2,930,676	$137,395	$—	$3,068,071
Short Term Investments	—	165,611	—	165,611

Total Investments	$2,930,676	$303,006	$—	$3,233,682

† See Statements of Net Assets for additional detailed categorizations.

Baron Select Funds	December 31, 2012

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

Baron Global Advantage Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$2,440,535	$654,163	$—	$3,094,698

Total Investments	$2,440,535	$654,163	$—	$3,094,698

† See Statements of Net Assets for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Baron Partners Fund
										Change in Net
										Unrealized
										Appreciation
										(Depreciation)
			Net	Net Change in						from Investments
	Balance as of	Accrued	Realized	Unrealized			Transfers	Transfers	Balance as of	still held at
Investments in	December 31,	Premiums/	Gain	Appreciation			Into	Out of	December 31,	December 31,
Securities	2011	Discounts	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2012	2012

Private Equity Investments
Consumer
Discretionary	$3,900,000	$—	$—	$1,365,000	$—	$—	$—	$—	$5,265,000	$1,365,000
Financials	22,055,268	—	—	1,591,618	—	—	—	—	23,646,886	1,591,618

Total	$25,955,268	$—	$—	$2,956,618	$—	$—	$—	$—	$28,911,886	$2,956,618

	Baron International Fund
										Change in Net
										Unrealized
										Appreciation
										(Depreciation)
			Net	Net Change in						from Investments
	Balance as of	Accrued	Realized	Unrealized			Transfers	Transfers	Balance as of	still held at
Investments in	December 31,	Premiums/	Gain	Appreciation			Into	Out of	December 31,	December 31,
Securities	2011	Discounts	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2012	2012

Private Equity Investments
Utilities	$275,001	$—	$—	$(272,578)	$—	$—	$—	$—	$2,423	$(272,578)

December 31, 2012	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

Significant unobservable valuation inputs developed by the Adviser for significant (greater than 1% of net assets) Level 3 investments as of December 31, 2012, were as follows:

Baron Partners Fund

					Weighted Average	Range
		Fair Value as of			used on	used on
Sector	Company	December 31, 2012	Valuation Technique	Unobservable Input	December 31, 2012	December 31, 2012
				Estimated volatility of the returns of the enterprise value[1]	6.16%	6.16%

				Discount for lack of marketability	5.37%	5.37%

Private Equity Investments: Financials	Windy City Investments Holdings, L.L.C.	$23,646,886	Combination of Market Comparables and Option Pricing methods	EV/Run Rate EBITDA Multiple[2]	9.67%	7.2x to 11.0x

				Adjustment to the EBITDA Multiple due to leverage[2]	10.6%	10.6%

				Change in the composite equity index of comparable companies	1.18%	0.73% to 1.97%

[1]	The volatility was derived using the historical returns of the publicly traded debt of Nuveen Investments, Inc. and the historical returns of the equity of comparable public companies. Nuveen Investments, Inc. is the sole asset of Windy City Investments Holdings, L.L.C.
[2]	The multiple was derived as a simple average of the multiples of comparable companies. The derived EBITDA multiple was increased by 10.6% to 9.67x. This increase adjusts for leverage, as Nuveen Investments, Inc. is more levered than its comparable companies.

A significant change in the EV/Run Rate EBITDA Multiple ratio may result in a directionally similar significant change in the fair value measurement, while a significant change in the discount for lack of marketability and equity index of comparable companies may not result in a materially higher or lower fair value measurement.

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, foreign currency gains and losses, reclassification of distributions, partnership basis adjustments, income from passive foreign investment corporations and wash sale losses deferred. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

For the year ended December 31, 2012, the Funds recorded the following permanent reclassifications to reflect tax character. Reclassifications between income, gains and paid-in capital relate primarily to the tax treatment of net investment loss, foreign currency gains and losses, reclassification of distributions and partnership basis adjustments. Results of operations and net assets were not affected by these reclassifications.

	(Accumulated)	Accumulated
	Net Investment	Realized Gain/
Fund	Income (Loss)	Loss	Paid-In Capital
Baron Partners Fund	$1,850,252	$14,719	$(1,864,971)
Baron Focused Growth Fund	1,895	(1,895)	—
Baron International Growth Fund	35,642	(35,642)	—
Baron Real Estate Fund	55	4,255	(4,310)
Baron Emerging Markets Fund	64,183	(64,183)	—
Baron Energy and Resources Fund	13,046	(12,372)	(674)
Baron Global Advantage Fund	5,900	(2,190)	(3,710)

Baron Select Funds	December 31, 2012

NOTES TO FINANCIAL STATEMENTS (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

As of December 31, 2012, the components of net assets on a tax basis were as follows:

			Baron		Baron	Baron	Baron
	Baron Partners	Baron Focused	International	Baron Real	Emerging	Energy and	Global
	Fund	Growth Fund	Growth Fund	Estate Fund	Markets Fund	Resources Fund	Advantage Fund
Cost of investments	$624,870,956	$83,580,684	$42,399,311	$77,160,383	$7,494,540	$3,268,509	$2,855,933

Gross tax unrealized appreciation	509,801,245	35,823,854	14,688,239	13,171,918	1,528,144	193,179	375,385
Gross tax unrealized depreciation	(51,223,001)	(198,838)	(2,484,687)	(399,514)	(336,180)	(228,006)	(136,620)

Net tax unrealized appreciation (depreciation)	458,578,244	35,625,016	12,203,552	12,772,404	1,191,964	(34,827)	238,765
Net tax unrealized currency appreciation (depreciation)	—	—	(79,930)	339	(53,241)	2	1
Undistributed net investment income	—	2,452,272	1,313	202,093	—	24,053	—
Accumulated net realized gain	—	—	—	561,026	—	—	—
Qualified late year ordinary/ capital losses	(283,727)	(386,054)	—	—	(41,835)	—	—
Capital loss carryforwards	(440,534,345)	(8,833,765)	(399,735)	—	(967,939)	(94,737)	(79,973)
Paid-in capital	782,396,172	90,394,855	42,893,178	75,547,377	8,748,294	3,318,038	2,979,052

Net Assets	$800,156,344	$119,252,324	$54,618,378	$89,083,239	$8,877,243	$3,212,529	$3,137,845

As of December 31, 2012, the Funds had capital loss carryforwards expiring as follows:

			Baron		Baron	Baron	Baron
	Baron Partners	Baron Focused	International	Baron Real	Emerging	Energy and	Global
	Fund	Growth Fund	Growth Fund	Estate Fund	Markets Fund	Resources Fund	Advantage Fund
December 31, 2016	$105,867,166	$—	$—	$—	$—	$—	$—
December 31, 2017	334,667,179	8,833,765	—	—	—	—	—
No expiration date	—	—	399,735	—	967,939	94,737	79,973

	$440,534,345	$8,833,765	$399,735	$—	$967,939	$94,737	$79,973

Capital loss carryforward utilized during the year ended December 31, 2012	$133,591,889	$3,461,716	$—	$—	$—	$—	$—

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended		Year Ended
	December 31, 2012		December 31, 2011
		Long Term		Long Term
Fund	Ordinary[1]	Capital Gain	Ordinary[1]	Capital Gain
Baron Partners Fund	$—	$—	$—	$—
Baron Focused Growth Fund	—	—	—	—
Baron International Growth Fund	66,030	—	379,919	3,569,430
Baron Real Estate Fund	854,357	500,219	142,811	124,254
Baron Emerging Markets Fund	134,341	—	—	—
Baron Energy and Resources Fund	—	—	N/A	N/A
Baron Global Advantage Fund	—	—	N/A	N/A

1 For tax purposes, short-term capital gains are considered ordinary income distributions.

The Funds follow the provisions of the FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open years (current and prior three years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At December 31, 2012, the Funds did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current and prior three years) are subject to examination by the Internal Revenue Service and state departments of revenue.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted.The Act modernizes several of the federal income and excise tax provisions related to regulated investment companies and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. New capital losses may now be carried forward indefinitely. Rules in effect prior to December 22, 2010 limited the carryforward period to eight years. Post-enactment capital loss carryforwards must be fully used before capital loss carryforwards generated prior to the enactment of the Act. As a result of this ordering rule, pre-enactment capital loss carryforwards may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than all short-term as under previous rules.

December 31, 2012	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

Baron Partners Fund is required to pay U.S. federal income tax (currently, at a maximum rate of 35%) on its “net built-in gain” attributable to certain assets of Baron Capital Partners, L.P. (the predecessor partnership of Baron Partners Fund), to the extent that any such net built-in gain is realized during the ten-year period beginning on the date of the conversion of the predecessor partnership into the Fund. The Fund holds two securities at December 31, 2012 with a market value of $27,348,000 which may be subject to the tax on net-built-in gain and reimbursement by the Adviser. The net built-in gain on these securities unrealized as of December 31, 2012 was $3,878,600.

9. MANAGEMENT OWNERSHIP

As of December 31, 2012, the officers and trustees owned, directly or indirectly, 40.51% of Baron Focused Growth Fund, 53.12% of Baron International Growth Fund, 45.63% of Baron Emerging Markets Fund, 31.20% of Baron Energy and Resources Fund and 54.77% of Baron Global Advantage Fund. As a result of their ownership, the officers and the trustees may be able to materially affect the outcome of matters presented to Baron Focused Growth Fund, Baron International Growth Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund shareholders.

10. SUBSEQUENT EVENT

On January 24, 2013, there was a subscription into Baron Emerging Markets Fund of $8,885,817, which represented 100.10% of the Fund’s net assets as of December 31, 2012.

Baron Select Funds	December 31, 2012

FINANCIAL HIGHLIGHTS

BARON PARTNERS FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES										INSTITUTIONAL SHARES

	Year Ended December 31,										Year Ended December 31,

	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003 [1]	2012	2011	2010	2009 [6]

Net asset value, beginning of year	$19.39	$20.57	$15.64	$12.20	$23.76	$22.34	$18.43	$16.85	$12.17	$10.00	$19.52	$20.66	$15.66	$12.66

Income (loss) from investment operations:
Net investment income (loss)	(0.04)[2]	(0.14)[2]	(0.09)[2]	(0.04)[2]	(0.09)[2]	(0.21)[2]	(0.16)[2]	(0.13)	(0.06)	(0.10)	0.04 [2]	(0.08)[2]	(0.06)[2]	(0.03)[2]
Net realized and unrealized gain (loss) on investments	3.21	(1.04)	5.02	3.48	(10.74)	2.74	4.13	2.49	5.17	3.63	3.22	(1.06)	5.06	3.03

Total from investment operations	3.17	(1.18)	4.93	3.44	(10.83)	2.53	3.97	2.36	5.11	3.53	3.26	(1.14)	5.00	3.00

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	(0.73)	(1.11)	(0.06)	(0.78)	(0.43)	(1.36)	0.00	0.00	0.00	0.00

Total distributions	0.00	0.00	0.00	0.00	(0.73)	(1.11)	(0.06)	(0.78)	(0.43)	(1.36)	0.00	0.00	0.00	0.00

Net asset value, end of year	$22.56	$19.39	$20.57	$15.64	$12.20	$23.76	$22.34	$18.43	$16.85	$12.17	$22.78	$19.52	$20.66	$15.66

Total return	16.35%	(5.74)%	31.52%	28.20%	(46.67)%	11.34%	21.55%	14.37%	42.35%	35.76%[3]	16.70%	(5.52)%	31.93%	23.70%[3]

Ratios/Supplemental data:
Net assets (in millions), end of year	$653.7	$970.4	$1,251.9	$1,249.3	$1,501.3	$3,384.1	$2,403.1	$1,403.0	$632.7	$164.3	$146.5	$123.7	$119.9	$158.5

Ratio of total expenses to average net assets	1.74%	1.71%	1.71%	1.51%	1.86%[5]	1.88%[5]	1.77%	1.62%	1.46%	1.77%[4]	1.48%	1.45%	1.45%	1.38%[4]
Less: Ratio of interest expense to average net assets	(0.34)%	(0.36)%	(0.34)%	(0.10)%	(0.51)%	(0.57)%	(0.45)%	(0.27)%	(0.12)%	(0.37)%[4]	(0.35)%	(0.36)%	(0.34)%	(0.21)%[4]

Ratio of operating expenses to average net assets	1.40%	1.35%	1.37%	1.41%	1.35%	1.31%	1.32%	1.35%	1.34%	1.40%[4]	1.13%	1.09%	1.11%	1.17%[4]

Ratio of net investment income (loss) to average net assets	(0.18)%	(0.69)%	(0.51)%	(0.30)%	(0.49)%	(0.86)%	(0.80)%	(0.85)%	(0.83)%	(1.39)%[4]	0.18%	(0.41)%	(0.36)%	(0.31)%[4]

Portfolio turnover rate	13.04%	16.96%	15.85%	32.43%	38.02%	32.95%	35.92%	37.62%	57.77%	36.67%[3]	13.04%	16.96%	15.85%	32.43%

[1]	For the period April 30, 2003 (commencement of operations) to December 31, 2003.
[2]	Based on average shares outstanding.
[3]	Not Annualized.
[4]	Annualized.
[5]	Benefit of expense reduction rounds to less than 0.01%.
[6]	For the period May 29, 2009 (commencement of operations) to December 31, 2009.

42	See Notes to Financial Statements.

December 31, 2012	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON FOCUSED GROWTH FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES					INSTITUTIONAL SHARES

	Year Ended December 31,					Year Ended December 31,

	2012	2011	2010	2009	2008 [1]	2012	2011	2010	2009 [7]

Net asset value, beginning of year	$9.71	$9.85	$8.14	$6.27	$10.00	$9.77	$9.88	$8.15	$6.88

Income (loss) from investment operations:
Net investment income (loss)	0.24 [2]	(0.07)[2]	(0.01)[2]	0.12 [2]	0.00 [2,3]	0.26 [2]	(0.04)[2]	0.01 [2]	0.07 [2]
Net realized and unrealized gain (loss) on investments	1.31	(0.07)	2.05	2.00	(3.33)	1.32	(0.07)	2.05	1.45

Total from investment operations	1.55	(0.14)	2.04	2.12	(3.33)	1.58	(0.11)	2.06	1.52

Less distributions to shareholders from:
Net investment income	0.00	0.00	(0.33)	(0.13)	0.00	0.00	0.00	(0.33)	(0.13)
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Return of capital	0.00	0.00	0.00	(0.12)	(0.40)	0.00	0.00	0.00	(0.12)

Total distributions	0.00	0.00	(0.33)	(0.25)	(0.40)	0.00	0.00	(0.33)	(0.25)

Net asset value, end of year	$11.26	$9.71	$9.85	$8.14	$6.27	$11.35	$9.77	$9.88	$8.15

Total return	15.96%[5]	(1.42)%[5]	25.17%[5]	33.77%[5]	(33.11)%[4,5]	16.17%[5]	(1.11)%[5]	25.39%[5]	22.06%[4,5]

Ratios/Supplemental data:
Net assets (in millions), end of year	$31.4	$28.3	$46.4	$39.9	$59.3	$87.9	$63.6	$44.3	$36.6

Ratio of operating expenses to average net assets	1.48%	1.48%	1.47%	1.52%	1.54%[6]	1.16%	1.18%	1.19%	1.25%[6]
Less: Reimbursement of expenses by Adviser	(0.13)%	(0.13)%	(0.12)%	(0.17)%	(0.19)%[6]	(0.06)%	(0.08)%	(0.09)%	(0.15)%[6]

Ratio of net operating expenses to average net assets	1.35%	1.35%	1.35%	1.35%	1.35%[6]	1.10%	1.10%	1.10%	1.10%[6]

Ratio of net investment income (loss) to average net assets	2.30%	(0.69)%	(0.16)%	1.81%	0.01%[6]	2.53%	(0.40)%	0.08%	1.63%[6]

Portfolio turnover rate	38.38%	44.58%	24.08%	34.76%	35.43%[4]	38.38%	44.58%	24.08%	34.76%

[1]	For the period June 30, 2008 (commencement of operations) to December 31, 2008.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	Not Annualized.
[5]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[6]	Annualized.
[7]	For the period May 29, 2009 (commencement of operations) to December 31, 2009.

See Notes to Financial Statements.	43

Baron Select Funds	December 31, 2012

FINANCIAL HIGHLIGHTS (Continued)

BARON INTERNATIONAL GROWTH FUND

Selected data for a share outstanding throughout each year

	RETAIL SHARES				INSTITUTIONAL SHARES

	Year Ended December 31,				Year Ended December 31,

	2012	2011	2010	2009	2012	2011	2010	2009 [5]

Net asset value, beginning of year	$13.20	$17.29	$14.11	$10.00	$13.25	$17.36	$14.13	$11.13

Income (loss) from investment operations:
Net investment income (loss)	(0.02)[1]	(0.01)[1]	0.01 [1]	0.04 [1]	0.01 [1]	0.03 [1]	0.05 [1]	(0.02)[1]
Net realized and unrealized gain (loss) on investments	2.37	(2.78)	3.38	4.43	2.40	(2.79)	3.39	3.38

Total from investment operations	2.35	(2.79)	3.39	4.47	2.41	(2.76)	3.44	3.36

Less distributions to shareholders from:
Net investment income	0.00	(0.04)	0.00	0.00	(0.03)	(0.09)	0.00	0.00
Net realized gain on investments	0.00	(1.26)	(0.21)	(0.36)	0.00	(1.26)	(0.21)	(0.36)

Total distributions	0.00	(1.30)	(0.21)	(0.36)	(0.03)	(1.35)	(0.21)	(0.36)

Net asset value, end of year	$15.55	$13.20	$17.29	$14.11	$15.63	$13.25	$17.36	$14.13

Total return	17.80%[2]	(16.35)%[2]	24.22%[2]	44.69%[2]	18.17%[2]	(16.13)%[2]	24.54%[2]	30.18%[2,3]

Ratios/Supplemental data:
Net assets (in millions), end of year	$15.6	$11.7	$15.3	$8.4	$39.0	$30.5	$37.4	$22.1

Ratio of operating expenses to average net assets	1.78%	1.73%	1.76%	2.33%	1.40%	1.38%	1.40%	1.89%[4]
Less: Reimbursement of expenses by Adviser	(0.28)%	(0.23)%	(0.26)%	(0.83)%	(0.15)%	(0.13)%	(0.15)%	(0.64)%[4]

Ratio of net operating expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.25%	1.25%	1.25%	1.25%[4]

Ratio of net investment income (loss) to average net assets	(0.16)%	(0.05)%	0.07%	0.38%	0.09%	0.19%	0.31%	(0.29)%[4]

Portfolio turnover rate	39.02%	53.20%	32.70%	53.94%	39.02%	53.20%	32.70%	53.94%

[1]	Based on average shares outstanding.
[2]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[3]	Not Annualized.
[4]	Annualized.
[5]	For the period May 29, 2009 (commencement of operations) to December 31, 2009.

44	See Notes to Financial Statements.

December 31, 2012	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON REAL ESTATE FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES			INSTITUTIONAL SHARES

	Year Ended December 31,			Year Ended December 31,

	2012	2011	2010	2012	2011	2010

Net asset value, beginning of year	$12.51	$12.66	$10.00	$12.56	$12.69	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01 [1]	(0.01)[1]	0.02 [1]	0.06 [1]	0.02 [1]	0.04 [1]
Net realized and unrealized gain on investments	5.31	0.07[3]	2.64	5.33	0.07[3]	2.65

Total from investment operations	5.32	0.06	2.66	5.39	0.09	2.69

Less distributions to shareholders from:
Net investment income	0.00	(0.00)[2]	0.00	0.00	(0.01)	0.00
Net realized gain on investments	(0.31)	(0.21)	0.00	(0.31)	(0.21)	0.00

Total distributions	(0.31)	(0.21)	0.00	(0.31)	(0.22)	0.00

Net asset value, end of year	$17.52	$12.51	$12.66	$17.64	$12.56	$12.69

Total return	42.60%[4]	0.63%[4]	26.60%[4]	42.99%[4]	0.80%[4]	26.90%[4]

Ratios/Supplemental data:
Net assets (in millions), end of year	$53.6	$10.9	$5.5	$35.5	$4.9	$3.2

Ratio of operating expenses to average net assets	1.76%	2.33%	4.35%	1.44%	2.14%	4.26%
Less: Reimbursement of expenses by Adviser	(0.41)%	(0.98)%	(3.00)%	(0.34)%	(1.04)%	(3.16)%

Ratio of net operating expenses to average net assets	1.35%	1.35%	1.35%	1.10%	1.10%	1.10%

Ratio of net investment income (loss) to average net assets	0.07%	(0.08)%	0.14%	0.36%	0.17%	0.36%

Portfolio turnover rate	30.14%	70.99%	58.03%	30.14%	70.99%	58.03%

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.

See Notes to Financial Statements.	45

Baron Select Funds	December 31, 2012

FINANCIAL HIGHLIGHTS (Continued)

BARON EMERGING MARKETS FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES		INSTITUTIONAL SHARES

	Year Ended December 31,		Year Ended December 31,

	2012	2011	2012	2011

Net asset value, beginning of year	$8.28	$10.00	$8.30	$10.00

Income (loss) from investment operations:
Net investment loss	(0.04)[1]	(0.03)[1]	(0.01)[1]	(0.01)[1]
Net realized and unrealized gain (loss) on investments	1.94	(1.69)	1.93	(1.69)

Total from investment operations	1.90	(1.72)	1.92	(1.70)

Less distributions to shareholders from:
Net investment income	(0.12)	0.00	(0.17)	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00

Total distributions	(0.12)	0.00	(0.17)	0.00

Net asset value, end of year	$10.06	$8.28	$10.05	$8.30

Total return	22.98%[2]	(17.20)%[2]	23.22%[2]	(17.00)%[2]

Ratios/Supplemental data:
Net assets (in millions), end of year	$2.9	$2.0	$6.0	$4.3

Ratio of operating expenses to average net assets	4.01%	4.49%	3.37%	3.83%
Less: Reimbursement of expenses by Adviser	(2.51)%	(2.99)%	(2.12)%	(2.58)%

Ratio of net operating expenses to average net assets	1.50%	1.50%	1.25%	1.25%

Ratio of net investment loss to average net assets	(0.39)%	(0.32)%	(0.14)%	(0.07)%

Portfolio turnover rate	42.68%	45.86%	42.68%	45.86%

[1]	Based on average shares outstanding.
[2]	The total returns would have been lower had certain expenses not been reduced during the period shown.

46	See Notes to Financial Statements.

December 31, 2012	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON ENERGY AND RESOURCES FUND

Selected data for a share outstanding throughout the year:

	RETAIL SHARES	INSTITUTIONAL SHARES

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2012

Net asset value, beginning of year	$10.00	$10.00

Income (loss) from investment operations:
Net investment loss	(0.03)[1]	(0.01)[1]
Net realized and unrealized loss on investments	(0.51)	(0.51)

Total from investment operations	(0.54)	(0.52)

Less distributions to shareholders from:
Net investment income	0.00	0.00
Net realized gain on investments	0.00	0.00

Total distributions	0.00	0.00

Net asset value, end of year	$9.46	$9.48

Total return	(5.40)%[2]	(5.20)%[2]

Ratios/Supplemental data:
Net assets (in millions), end of year	$1.8	$1.4

Ratio of operating expenses to average net assets	9.07%	8.65%
Less: Reimbursement of expenses by Adviser	(7.72)%	(7.55)%

Ratio of net operating expenses to average net assets	1.35%	1.10%

Ratio of net investment loss to average net assets	(0.36)%	(0.11)%

Portfolio turnover rate	35.74%	35.74%

[1]	Based on average shares outstanding.
[2]	The total returns would have been lower had certain expenses not been reduced during the period shown.

See Notes to Financial Statements.	47

Baron Select Funds	December 31, 2012

FINANCIAL HIGHLIGHTS (Continued)

BARON GLOBAL ADVANTAGE FUND

Selected data for a share outstanding throughout the period:

	RETAIL SHARES	INSTITUTIONAL SHARES

	Period Ended	Period Ended
	December 31,	December 31,
	2012[1]	2012[1]

Net asset value, beginning of period	$10.00	$10.00

Income (loss) from investment operations:
Net investment loss	(0.02)[2]	(0.02)[2]
Net realized and unrealized gain on investments	0.43	0.44

Total from investment operations	0.41	0.42

Less distributions to shareholders from:
Net investment income	0.00	0.00
Net realized gain on investments	0.00	0.00

Total distributions	0.00	0.00

Net asset value, end of period	$10.41	$10.42

Total return	4.10%[3,4]	4.20%[3,4]

Ratios/Supplemental data:
Net assets (in millions), end of period	$1.5	$1.6

Ratio of operating expenses to average net assets	8.35%[5,6]	7.33%[5,6]
Less: Reimbursement of expenses by Adviser	(6.85)%[5,6]	(6.08)%[5,6]

Ratio of net operating expenses to average net assets	1.50%[5,6]	1.25%[5,6]

Ratio of net investment loss to average net assets	(0.38)%[5,6]	(0.30)%[5,6]

Portfolio turnover rate	24.64%[4]	24.64%[4]

[1]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.
[2]	Based on average shares outstanding.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Certain fixed expenses incurred by the Fund were not annualized for the period ended December 31, 2012.
[6]	Annualized.

48	See Notes to Financial Statements.

December 31, 2012	Baron Select Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Baron Select Funds

In our opinion, the accompanying statements of assets and liabilities, including the statements of net assets, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of each of Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund (seven of the portfolios constituting the Baron Select Funds, hereafter referred to as the “Funds”) at December 31, 2012, the results of each of their operations, the changes in each of their net assets, the cash flows of Baron Partners Fund and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers, portfolio companies, and application of alternative procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
March 1, 2013

Baron Select Funds	December 31, 2012

TAX INFORMATION (Unaudited)

The federal tax status of distributions paid by the Funds during the year ended December 31, 2012 are listed below.

During the fiscal year ended December 31, 2012, the Funds’ distributions to shareholders included:

	Ordinary	Long-Term
Fund	Income[1]	Capital Gains[2]
Baron International Growth Fund	$66,030	$—
Baron Real Estate Fund	854,357	500,219
Baron Emerging Markets Fund	134,341	—

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.
[2]	Long-term capital gains are subject to a maximum allowable rate of 15% for individuals pursuant to the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010.

Of the total ordinary income distributions paid by Baron International Growth Fund, Baron Real Estate Fund, and Baron Emerging Markets Fund, 0.00%, 40.31% and 32.64%, respectively, is qualified dividend income subject to a reduced tax rate. Of the total ordinary income distributions paid by Baron International Growth Fund, Baron Real Estate Fund, and Baron Emerging Markets Fund, 0.00%, 39.27% and 0.00%, respectively, qualifies for the Corporate Dividends Received Deduction.

The information and distributions reported may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2012. The information necessary to complete your income tax return for the calendar year ended December 31, 2012 will be listed on the Form 1099-DIV, which will be mailed to you in January 2013.

December 31, 2012	Baron Select Funds

FUND EXPENSES (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on July 1, 2012 and held for the six months ended December 31, 2012.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 20121

	Actual	Beginning	Ending		Annualized	Expenses
	Total	Account Value	Account Value		Expense	Paid During
	Return	July 1, 2012	December 31, 2012		Ratio	the Period[3]
Baron Partners Fund — Retail Shares	9.30%	$1,000.00	$1,093.00		1.78%[2]	$9.36
Baron Partners Fund — Institutional Shares	9.47%	$1,000.00	$1,094.70		1.51%[2]	$7.95
Baron Focused Growth Fund — Retail Shares	14.55%	$1,000.00	$1,145.50	[4]	1.35%[5]	$7.28
Baron Focused Growth Fund — Institutional Shares	14.65%	$1,000.00	$1,146.50	[4]	1.10%[5]	$5.94
Baron International Growth Fund — Retail Shares	8.89%	$1,000.00	$1,088.90	[4]	1.50%[5]	$7.88
Baron International Growth Fund — Institutional Shares	9.11%	$1,000.00	$1,091.10	[4]	1.25%[5]	$6.57
Baron Real Estate Fund — Retail Shares	20.94%	$1,000.00	$1,209.40	[4]	1.35%[5]	$7.50
Baron Real Estate Fund — Institutional Shares	21.10%	$1,000.00	$1,211.00	[4]	1.10%[5]	$6.11
Baron Emerging Markets Fund — Retail Shares	15.06%	$1,000.00	$1,150.60	[4]	1.50%[5]	$8.11
Baron Emerging Markets Fund — Institutional Shares	15.17%	$1,000.00	$1,151.70	[4]	1.25%[5]	$6.76
Baron Energy & Resources Fund — Retail Shares	8.61%	$1,000.00	$1,086.10	[4]	1.35%[5]	$7.08
Baron Energy & Resources Fund — Institutional Shares	8.72%	$1,000.00	$1,087.20	[4]	1.10%[5]	$5.77
Baron Global Advantage Fund — Retail Shares	13.52%	$1,000.00	$1,135.20	[4]	1.50%[5]	$8.05
Baron Global Advantage Fund — Institutional Shares	13.63%	$1,000.00	$1,136.30	[4]	1.25%[5]	$6.71

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 2012

	Hypothetical	Beginning	Ending		Annualized	Expenses
	Annualized	Account Value	Account Value		Expense	Paid During
	Total Return	July 1, 2012	December 31, 2012		Ratio	the Period[3]
Baron Partners Fund — Retail Shares	5.00%	$1,000.00	$1,016.19		1.78%[2]	$9.02
Baron Partners Fund — Institutional Shares	5.00%	$1,000.00	$1,017.55		1.51%[2]	$7.66
Baron Focused Growth Fund — Retail Shares	5.00%	$1,000.00	$1,018.35	[4]	1.35%[5]	$6.85
Baron Focused Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,019.61	[4]	1.10%[5]	$5.58
Baron International Growth Fund — Retail Shares	5.00%	$1,000.00	$1,017.60	[4]	1.50%[5]	$7.61
Baron International Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,018.85	[4]	1.25%[5]	$6.34
Baron Real Estate Fund — Retail Shares	5.00%	$1,000.00	$1,018.35	[4]	1.35%[5]	$6.85
Baron Real Estate Fund — Institutional Shares	5.00%	$1,000.00	$1,019.61	[4]	1.10%[5]	$5.58
Baron Emerging Markets Fund — Retail Shares	5.00%	$1,000.00	$1,017.60	[4]	1.50%[5]	$7.61
Baron Emerging Markets Fund — Institutional Shares	5.00%	$1,000.00	$1,018.85	[4]	1.25%[5]	$6.34
Baron Energy & Resources Fund — Retail Shares	5.00%	$1,000.00	$1,018.35	[4]	1.35%[5]	$6.85
Baron Energy & Resources Fund — Institutional Shares	5.00%	$1,000.00	$1,019.61	[4]	1.10%[5]	$5.58
Baron Global Advantage Fund — Retail Shares	5.00%	$1,000.00	$1,017.60	[4]	1.50%[5]	$7.61
Baron Global Advantage Fund — Institutional Shares	5.00%	$1,000.00	$1,018.85	[4]	1.25%[5]	$6.34

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Annualized expense ratio for Baron Partners Fund for the six months ended December 31, 2012 includes 1.38% and 1.11% for net operating expenses and 0.40% and 0.40% for interest expense for the Retail and Institutional Shares, respectively.

[3]

Expenses are equal to each Share Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

[4]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[5]	Annualized expense ratios are adjusted to reflect fee waiver.

Baron Select Funds	December 31, 2012

MANAGEMENT OF THE FUNDS (Unaudited)

Board of Trustees and Officers.

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations for the past five years, are shown below. Each Trustee serves as Trustee of the Trust until its termination; until the Trustee’s retirement, resignation or death; or as otherwise specified in the Trust’s organizational documents. Unless otherwise noted, the address of each Executive Officer and Trustee is Baron Investment Funds Trust, 767 Fifth Avenue, 49th Floor, New York, NY 10153. All Trustees listed below, whether Interested or Independent, serve as Trustees for the Trust. Additional information about the Trustees and Officers of the Trust can be found in the Trust’s Statement of Additional Information (the “SAI”) which may be obtained without charge by writing or calling 1-800-99Baron. The SAI is also available on the Baron Funds® website, www.BaronFunds.com.

				Number of
				Portfolios
				in Fund
				Complex	Other
	Position(s) Held	Length of	Principal Occupation(s)	Overseen	Trustee/Directorships
Name, Address & Age	With the Funds	Time Served	During the Past Five Years	by Trustee	Held by the Trustee

Interested Trustees*

Ronald Baron(1) 767 Fifth Avenue New York, NY 10153 Age: 69	Chief Executive Officer, Chief Investment Officer, Trustee and Portfolio Manager	9 years	Director, Chairman, CEO and CIO: the Firm** (2003-Present); President (2004-02/07), Chairman (1999-2004), and Trustee (1987-Present): Baron Investment Funds Trust; President (2004-02/07), Chairman (2003-2004), and Trustee (2003-Present): Baron Select Funds; Portfolio Manager: Baron USA Partners Fund, Ltd. (2003-Present); President: the Firm** (03/06-06/07); Portfolio Manager: Baron Managed Funds plc (2005-2009); President (2004-02/07), Chairman (1997-2004), and Trustee (1997-06/07): Baron Capital Funds Trust.	12	None

Linda S. Martinson(1) 767 Fifth Avenue New York, NY 10153 Age: 57	Chairman, President, Chief Operating Officer and Trustee	9 years	Director: the Firm** (2003-Present); Secretary: the Firm* (2003-04/08); President: the Firm** (02/07-Present); Chief Operating Officer: the Firm** (05/06-present); General Counsel and Vice President: the Firm** (2003-2007); Chairman (10/10-Present); President (02/07-Present), Trustee (1987-Present), Secretary (2003-10/08): Baron Investment Funds Trust; Chairman (10/10-Present); President (02/07-Present), Trustee (2003-Present): Baron Select Funds; Director: Baron USA Partners Fund, Ltd. (2006-Present); Director: Baron Managed Funds plc (2005-2009); President (02/07-06/07) Trustee (1998-06/07): Baron Capital Funds Trust.	12	None

December 31, 2012	Baron Select Funds

MANAGEMENT OF THE FUNDS (Unaudited) (Continued)

				Number of
				Portfolios
				in Fund
				Complex	Other
	Position(s) Held	Length of	Principal Occupation(s)	Overseen	Trustee/Directorships
Name, Address & Age	With the Funds	Time Served	During the Past Five Years	by Trustee	Held by the Trustee

Independent Trustees***

Norman S. Edelcup(2),(3),(4) City of Sunny Isles Beach 18070 Collins Avenue Sunny Isles Beach, FL 33160 Age: 77	Trustee	9 years	Director: Marquis Bank (2007-Present); Director: CompX International, Inc. (diversified manufacturer of engineered components) (2006-Present); Mayor (2003-Present), Commissioner (2001-2003): Sunny Isles Beach, Florida; Director (2001-2006), Senior Vice President (2001-2004): Florida Savings Bank; Director: Valhi, Inc. (diversified company) (1975-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	12	Director: Marquis Bank (2007-Present); Director: CompX International, Inc. (diversified manufacturer of engineered components) (2006-Present); Director: Valhi, Inc. (diversified company) (1975-Present).

Charles N. Mathewson(3),(4) 9295 Prototype Drive Reno, NV 89521 Age: 84	Trustee	9 years	Director: Grill Concepts, Inc. (December 2009-Present); Chairman Emeritus (October 2003-Present), Chairman (1986-2003): International Game Technology, Inc. (manufacturer of microprocessor controlled gaming machines and monitoring systems); Chairman: Baron Capital Funds Trust (2004-06/07), Baron Investment Funds Trust, Baron Select Funds (2004-10/10); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	12	Director: Grill Concepts, Inc. (December 2009-Present).

Harold W. Milner(3),(4) 2293 Morningstar Drive Park City, UT 84060 Age: 78	Trustee	9 years	Retired; Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present); Chairman: Lighting Protection Systems, LLC (10/06-Present); Director: CompleteXRM (2009-Present).	12	Chairman: Lighting Protection Systems, LLC (10/06-Present); Director: CompleteXRM (2009-Present).

Raymond Noveck(2),(3),(4) 31 Karen Road Waban, MA 02168 Age: 69	Trustee	9 years	Private Investor (1999-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	12	None

David A. Silverman, MD(3),(4) 146 Central Park West New York, NY 10024 Age: 62	Trustee	9 years	Physician and Faculty: New York University School of Medicine (1976-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	12	Director: New York Blood Center (1999-Present).

Alex Yemenidjian(3),(4) 1925 Century Park East Suite 1975 Los Angeles, CA 90067 Age: 57	Trustee	7 years	Chairman and CEO: Tropicana Las Vegas (gaming) (2009-Present); Chairman and CEO: Armenco Holdings, LLC (investment company) (2005-Present); Director: Guess?, Inc. (retail) (2005-Present); Director: Regal Entertainment Group (entertainment company) (2005-Present); Director: USC Marshall School of Business Board of Leaders (2005-Present); Co-chair: Imagine the Arts Campaign, California State University-Northridge (2005-Present); Trustee: American Film Institute (2000-2007); Chairman and CEO: Metro-Goldwyn-Mayer, Inc. (1999-2005); Director: The Lincy Foundation (1989-2011); Chairman: The United Armenian Fund (1989-2011); Trustee: Baron Investment Funds Trust (01/06-Present), Baron Select Funds (12/06-Present).	12	Chairman: Tropicana Las Vegas (2009-Present); Director: Guess?, Inc.(2005-Present); Director: Regal Entertainment Group (2005-Present); Director: USC Marshall School of Business Board of Leaders (2005-Present); Co-chair: Imagine the Arts Campaign, California State University-Northridge (2005-Present); Director: The Lincy Foundation (1989-2011); Chairman: The United Armenian Fund (1989-2011)

Baron Select Funds	December 31, 2012

MANAGEMENT OF THE FUNDS (Unaudited) (Continued)

Number of
Portfolios
in Fund
				Complex	Other
	Position(s) Held	Length of	Principal Occupation(s)	Overseen	Trustee/Directorships
Name, Address & Age	With the Funds	Time Served	During the Past Five Years	by Trustee	Held by the Trustee

Additional Officers of the Funds

Clifford Greenberg 767 Fifth Avenue New York, NY 10153 Age: 53	Senior Vice President and Portfolio Manager	9 years	Director and Senior Vice President: the Firm** (2003-Present); Portfolio Manager: Baron Small Cap Fund (1997-Present).		None

Gretta J. Heaney 767 Fifth Avenue New York, NY 10153 Age: 52	Vice President and Chief Compliance Officer	9 years	Vice President and Chief Compliance Officer: the Firm* (2003-Present), Baron Investment Funds Trust, Baron Select Funds (2004-Present), Baron USA Partners Fund, Ltd (2006-Present), Baron Managed Funds plc (2005-2009).		None

Patrick M. Patalino 767 Fifth Avenue New York, NY 10153 Age: 44	Vice President, General Counsel and Secretary	5 years	Vice President and General Counsel: the Firm**, Baron Investment Funds Trust, Baron Select Funds, (08/07-Present); Baron USA Partners Fund, Ltd. (08/07-Present); Secretary: the Firm** (04/08-Present); Secretary: Baron Investment Funds Trust, Baron Select Funds (10/08-Present).		None

Andrew Peck 767 Fifth Avenue New York, NY 10153 Age: 43	Senior Vice President and Portfolio Manager	9 years	Portfolio Manager: Baron Asset Fund (01/08-Present); Vice President: BAMCO, Inc. (2003-Present); Vice President: Baron Investment Funds Trust (2003-Present); Co-Portfolio Manager: Baron Asset Fund (2003-01/08); Co-Portfolio Manager (mid cap accounts): Baron Capital Management, Inc. (04/06-Present).		None

Susan Robbins 767 Fifth Avenue New York, NY 10153 Age:58	Vice President	9 years	Director, Vice President and Senior Analyst: the Firm* (2003-Present); Vice President: Baron Investment Funds Trust (1994-Present), Baron Select Funds (2003-Present).		None

Peggy C.Wong 767 Fifth Avenue New York, NY 10153 Age: 51	Treasurer and Chief Financial Officer	9 years	Chief Financial Officer and Treasurer: the Firm** (2003-Present), Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present), Baron USA Partners Fund, Ltd. (1993-Present), Baron Managed Funds plc. (2005-2009).		None

*	“Interested persons” (as defined in the 1940 Act) of the Trust by reason of their employment with the Funds’ Adviser and Distributor.
**	The Firm (Baron Capital Group, Inc. (“BCG”) with its subsidiaries BCI, Baron Capital Management, Inc. (“BCM”) and BAMCO).
***	Independent Trustees are not “Interested persons” (as defined in the 1940 Act) of the Trust.
(1)	Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session.
(2)	Members of the Audit Committee.
(3)	Members of the Nominating Committee.
(4)	Members of the Independent Committee.

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767 Fifth Avenue, 49th Fl.
New York, NY 10153
1.800.99.BARON
212-583-2000
www.BaronFunds.com

DEC 12

Item 2.  Code of Ethics.

          The Registrant has adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”). Upon request, the Registrant will provide a copy of the Code to any person without charge. To obtain a copy of the Code, please send your request to info@Baronfunds.com or call 1-800-99BARON (1-800-992-2766).

Item 3.  Audit Committee Financial Expert.

          The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee, Norman S. Edelcup and Raymond Noveck. Both Mr. Edelcup and Mr. Noveck are “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

          The following table shows the fees paid to PricewaterhouseCoopers, LLP, the Registrant’s principal accounting firm during the fiscal years ended December 31, 2012 and December 31, 2011:

(a)  Audit Fees:  for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements:

	2012	2011

Baron Select Funds	$223,509	$163,000

(b)  Audit-Related Fees:  for assurance and related services that are reasonably related to the performance of the audit and are not included as Audit Fees:

	2012	2011

Baron Select Funds	$0	$0

(c)  Tax Fees:  for professional services rendered for tax compliance, tax advice and tax planning:

	2012	2011

Baron Select Funds	$74,700	$46,750

The Tax Fees represent services provided in connection with the preparation of tax returns and year-end distribution review.

(d)  All Other Fees:  for products and services provided by such accounting firm that are not included in (a), (b) or (c) above:

	2012	2011

Baron Select Funds	$0	$0

(e)  Audit Committee Pre-Approval Policies and Procedures:  (i) Pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X and to its charter, the Audit Committee shall pre-approve all audit and non-audit services provided by the independent auditors and in connection therewith to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors; (ii) 100% of the services described in each of items 4(b) through 4(d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years is as follows:

                           2012:  $49,000

                           2011:  $45,000

(h) Not Applicable.

Item 5.  Audit Committee of Listed Registrants.

          The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Norman S. Edelcup and Raymond Noveck.

Item 6.  Schedule of Investments.

          Included herein under Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

          Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

          Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

          Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

          Not applicable.

Item 11.  Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (2) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

(b) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BARON SELECT FUNDS

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date:	March 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date:	March 4, 2013

By:	/s/ Peggy Wong
Peggy Wong
Treasurer and Chief Financial Officer

Date:	March 4, 2013